0                                                                   EXHIBIT 99.3

We need these matrices in addition to strats                      Total     $ 588,552,885.92


Aggregate Loans (First Lien Only)

FICO       % of total deal   Avg LTV   Max LTV   % Full Doc   % Owner Occ   % IO    WAC    MARGIN
520-539
540-559
560-579
580-599               0.42     61.32     74.55          8.3           100   88.26   7.87        0
600-619               0.62     74.15        80         6.69         88.81   24.78   7.55        0
620-639              14.36     78.54        95         2.23         88.08   11.57    6.8        0
640-659              15.16     79.05        95         2.82         78.36    8.03   6.87        0
660-679              16.44     79.97        95         2.09         82.16   12.88    6.8        0
680-699              13.06     79.86        95         3.43            72   11.04   6.77        0
700-719               13.5     80.45        95         3.12         78.11   14.14   6.63        0
720-739               9.32     79.19        95         5.34          73.3   15.11   6.55        0
740-759               7.07     80.19        95         4.83         83.41    8.71   6.52        0
760-779               5.94     78.94        95         9.06         64.84   17.62   6.52        0
780-800               2.79     77.98        95         4.03         79.98    7.53   6.48        0
800+                  1.14     65.31        95         7.49         73.09   15.63   6.34        0


FICO      % Second Lien (Simultaneous or Silent)
520-539
540-559
560-579
580-599                                        0    2467786.02
600-619                                        0    3626882.12
620-639                                     3.51   84531891.53
640-659                                     4.27   89202843.03
660-679                                     8.17   96731438.45
680-699                                    20.02   76876333.77
700-719                                    16.18   79466201.72
720-739                                    27.85   54838048.79
740-759                                    27.46   41621989.81
760-779                                    21.39   34988363.45
780-800                                    18.53   16431524.68
800+                                        9.87    6724287.57


Aggregate Loans (Second Lien Only)

FICO      % of total deal   Avg LTV   Max LTV   % Full Doc   % Owner Occ   % IO    WAC    MARGIN
520-539
540-559
560-579
580-599
600-619
620-639
640-659
660-679
680-699
700-719
720-739
740-759
760-779
780-800
800+


FICO      % Second Lien (Simultaneous or Silent)
520-539
540-559
560-579
580-599
600-619
620-639
640-659
660-679
680-699
700-719
720-739
740-759
760-779
780-800
800+


Second Lien Loans

FRM %
ARM %


IO Loans

FICO       % of total deal    Avg LTV   Max LTV   % Full Doc   % Owner Occ   WAC   MARGIN
520-539
540-559
560-579
580-599               0.37%     60.57        65            0           100   100      7.9
600-619               0.15%     78.89        80            0           100   100     8.04
620-639               1.66%     71.91        90         6.12         85.95   100     7.43
640-659               1.22%     80.73        95        32.14         68.81   100     7.55
660-679               2.12%     79.27        95          7.7         77.76   100     7.17
680-699               1.44%     79.09        95         4.43          76.5   100     6.88
700-719               1.91%     79.22        95         8.06         68.61   100        7
720-739               1.41%     80.18        95        22.35         64.72   100     6.78
740-759               0.62%     78.92        95        34.73         89.69   100     6.65
760-779               1.05%      77.8        95        31.48         55.64   100     6.71
780-800               0.21%     75.77        95         12.6          87.4   100     6.38
800+                  0.18%     68.19        80        15.98         84.02   100     6.33


FICO      % Second Lien (Simultaneous or Silent)
520-539
540-559
560-579
580-599                                        0       0    $2,177,995.92
600-619                                        0       0      $898,768.00
620-639                                        0   14.04    $9,784,235.19
640-659                                        0    9.28    $7,166,197.27
660-679                                        0   26.82   $12,457,200.07
680-699                                        0   54.78    $8,486,612.29
700-719                                        0    31.2   $11,239,262.62
720-739                                        0   64.23    $8,284,269.87
740-759                                        0   51.91    $3,624,173.62
760-779                                        0   72.33    $6,164,479.46
780-800                                        0   16.74    $1,237,967.89
800+                                           0   45.59    $1,051,124.74

If the deal has deep MI - we want the following:

For Non-MI Loans-only
By LTV Bucket   % of total deal   Avg FICO   %<550 FICO   %full doc   %non owner
<=50% LTV                  4.03%    696.24         0.00%       4.55%       15.77%  23702673.23
51%-60%                    5.17%    692.06            0        1.48        12.92   30432068.26
61%-70%                   12.04%    672.77            1        1.44        22.54   70887375.16
71%-80%                   39.73%    693.63         0.07        6.86        17.74   233828895.3
81%-85%
86%-90%
91%-95%
96%-100%


We needs strats broken out in this format for Total ARMs, Total Fixed, Total IO Loans seperately We also need this for the total pool combined

Original Principal Balances of Mortgage Loans


                                         Aggregate           % of Aggregate          AVG
                          Number of  Original Principal  Principal Balance as of   CURRENT    WA GROSS
Range ($)                   Loans         Balance             Cut-off Date         BALANCE      CPN     WA COMBLTV  GWAC  WA FICO
---------------------------------------------------------------------------------------------------------------------------------
0-24,999.01
25,000.01 - 50,000.00             3          134,650.00                     0.18   44,883.33     7.687       84.74            697
50,000.01 - 75,000.00            11          706,750.00                     0.97   64,250.00     7.566        85.1            663
75,000.01 - 100,000.00            9          849,573.00                     1.17   94,397.00     7.209       83.43            685
100,000.01 - 125,000.00          12        1,360,600.00                     1.87  113,383.33     6.969        76.9            693
125,000.01 - 150,000.00          23        3,176,262.00                     4.36  138,098.35     7.187        83.5            692
150,000.01 - 175,000.00          27        4,402,532.00                     6.04  163,056.74     7.075        83.9            675
175,000.01 - 200,000.00          22        4,150,450.00                     5.69  188,656.82      6.93       81.41            695
200,000.01 - 225,000.00           8        1,700,450.00                     2.33  212,556.25     7.047        85.3            700
225,000.01 - 250,000.00          19        4,462,852.00                     6.12  234,886.95     7.003       85.94            693
250,000.01 - 275,000.00          18        4,712,482.00                     6.47  261,804.56     7.483       82.01            672
275,000.01 - 300,000.00          15        4,315,641.00                     5.92  287,709.40     7.257       91.65            708
300,000.01 - 333,700.00          17        5,378,005.00                     7.38  316,353.24     6.795       88.56            707
333,700.01 - 350,000.00           7        2,396,054.00                     3.29  342,293.43     7.144       84.25            652
350,000.01 - 600,000.00          56       24,701,882.00                    33.89  441,105.04     7.077          84            694
600,000.01 -1,000,000.00         14       10,434,150.00                    14.32  745,296.43     7.009       74.28            678
---------------------------------------------------------------------------------------------------------------------------------
Total:                          261       72,882,333.00                      100  279,242.66     7.082       83.12            689
---------------------------------------------------------------------------------------------------------------------------------


Principal Balances of Mortgage Loans as of Cutoff Date


                                         Aggregate           % of Aggregate          AVG
                          Number of  Principal Balance   Principal Balance as of   CURRENT    WA GROSS
Range ($)                   Loans    as of Cut-off Date       Cut-off Date         BALANCE      CPN     WA COMBLTV  GWAC  WA FICO
---------------------------------------------------------------------------------------------------------------------------------
0-24,999.01
25,000.01 - 50,000.00             4          163,945.44                     0.23   40,986.36     7.542       83.89            708
50,000.01 - 75,000.00            11          706,700.91                     0.97   64,245.54     7.566        85.1            663
75,000.01 - 100,000.00            9          849,451.50                     1.17   94,383.50     7.209       83.43            685
100,000.01 - 125,000.00          12        1,360,598.46                     1.87  113,383.21     6.969        76.9            693
125,000.01 - 150,000.00          23        3,176,262.00                     4.37  138,098.35     7.187        83.5            692
150,000.01 - 175,000.00          26        4,238,351.96                     5.83  163,013.54     7.083       84.05            700
175,000.01 - 200,000.00          22        4,148,440.92                      5.7  188,565.50     6.929       81.41            695
200,000.01 - 225,000.00           8        1,700,450.00                     2.34  212,556.25     7.047        85.3            700
225,000.01 - 250,000.00          19        4,462,673.42                     6.13  234,877.55     7.003       85.94            693
250,000.01 - 275,000.00          18        4,712,079.15                     6.48  261,782.18     7.483       82.01            672
275,000.01 - 300,000.00          15        4,315,223.06                     5.93  287,681.54     7.257       91.65            708
300,000.01 - 333,700.00          17        5,378,004.61                     7.39  316,353.21     6.795       88.56            707
333,700.01 - 350,000.00           7        2,396,041.41                     3.29  342,291.63     7.144       84.25            652
350,000.01 - 600,000.00          56       24,700,914.12                    33.96  441,087.75     7.077          84            694
600,000.01 -1,000,000.00         14       10,434,149.98                    14.34  745,296.43     7.009       74.28            678
---------------------------------------------------------------------------------------------------------------------------------
Total:                          261       72,743,286.94                      100  278,709.91     7.082       83.13            691
---------------------------------------------------------------------------------------------------------------------------------


Current Mortgage Rates of Mortgage Loans


                                         Aggregate           % of Aggregate          AVG
                          Number of  Principal Balance   Principal Balance as of   CURRENT    WA GROSS
Mortgage Rates (%)          Loans    as of Cut-off Date       Cut-off Date         BALANCE      CPN     WA COMBLTV  GWAC  WA FICO
---------------------------------------------------------------------------------------------------------------------------------
5.000 - 5.499                     1          165,000.00                     0.23  165,000.00      5.25       46.48            701
5.500 - 5.999                    10        2,778,755.23                     3.82  277,875.52     5.772       83.46            726
6.000 - 6.499                    48       14,935,869.88                    20.53  311,163.96     6.177       84.58            720
6.500 - 6.999                    57       15,087,596.67                    20.74  264,694.68     6.715       82.93            696
7.000 - 7.499                    69       19,197,312.89                    26.39  278,221.93     7.174        80.1            684
7.500 - 7.999                    43       11,465,932.17                    15.76  266,649.59     7.689       84.34            668
8.000 - 8.499                    12        3,013,875.00                     4.14  251,156.25     8.095       90.45            712
8.500 - 8.999                    12        3,565,622.15                      4.9  297,135.18     8.582        79.4            636
9.000 - 9.499                     6        2,038,099.53                      2.8  339,683.26     9.261       91.11            655
9.500 - 9.999                     2          358,423.42                     0.49  179,211.71     9.737          95            662
10.000 - 10.499                   1          136,800.00                     0.19  136,800.00    10.875          95            653
10.500 - 10.999
11.000 - 11.499
11.500 - 11.999
12.000 - 12.499
12.500 - 12.999
13.000 - 13.499
---------------------------------------------------------------------------------------------------------------------------------
Total:                          261       72,743,286.94                      100  278,709.91     7.082       83.13            691
---------------------------------------------------------------------------------------------------------------------------------


Original Term to Maturity of Mortgage Loans

                                         Aggregate           % of Aggregate          AVG
                          Number of  Principal Balance   Principal Balance as of   CURRENT    WA GROSS
Original Term (mos)         Loans    as of Cut-off Date       Cut-off Date         BALANCE      CPN     WA COMBLTV  GWAC  WA FICO
---------------------------------------------------------------------------------------------------------------------------------
000 - 180
181 - 240
241 - 360                       261       72,743,286.94                      100  278,709.91     7.082       83.13            691
---------------------------------------------------------------------------------------------------------------------------------
Total:                          261       72,743,286.94                      100  278,709.91     7.082       83.13            691
---------------------------------------------------------------------------------------------------------------------------------


Stated Remaining Term to Maturity of Mortgage Loans

                                         Aggregate           % of Aggregate          AVG
                          Number of  Principal Balance   Principal Balance as of   CURRENT    WA GROSS
Remaining Term (mos)        Loans    as of Cut-off Date       Cut-off Date         BALANCE      CPN     WA COMBLTV  GWAC  WA FICO
---------------------------------------------------------------------------------------------------------------------------------
061 - 120
121 - 180
181 - 240
301 - 360                       261       72,743,286.94                      100  278,709.91     7.082       83.13            691
---------------------------------------------------------------------------------------------------------------------------------
Total:                          261       72,743,286.94                      100  278,709.91     7.082       83.13            691
---------------------------------------------------------------------------------------------------------------------------------


                                         Aggregate           % of Aggregate          AVG
                          Number of  Principal Balance   Principal Balance as of   CURRENT    WA GROSS
Mortgage Insurance          Loans    as of Cut-off Date       Cut-off Date         BALANCE      CPN     WA COMBLTV  GWAC  WA FICO
---------------------------------------------------------------------------------------------------------------------------------
Yes                              57       14,195,282.45                    19.51  249,040.04     7.949       91.09            691
No                              204       58,548,004.49                    80.49  287,000.02     6.872        81.2            691
---------------------------------------------------------------------------------------------------------------------------------
Total:                          261       72,743,286.94                      100  278,709.91     7.082       83.13            691
---------------------------------------------------------------------------------------------------------------------------------


                                         Aggregate           % of Aggregate          AVG
                          Number of  Principal Balance   Principal Balance as of   CURRENT    WA GROSS
Lien                        Loans    as of Cut-off Date       Cut-off Date         BALANCE      CPN     WA COMBLTV  GWAC  WA FICO
---------------------------------------------------------------------------------------------------------------------------------
1                               261       72,743,286.94                      100  278,709.91     7.082       83.13            691
2
---------------------------------------------------------------------------------------------------------------------------------
Total:                          261       72,743,286.94                      100  278,709.91     7.082       83.13            691
---------------------------------------------------------------------------------------------------------------------------------


                                         Aggregate           % of Aggregate          AVG
                          Number of  Principal Balance   Principal Balance as of   CURRENT    WA GROSS
Seasoning(mos)              Loans    as of Cut-off Date       Cut-off Date         BALANCE      CPN     WA COMBLTV  GWAC  WA FICO
---------------------------------------------------------------------------------------------------------------------------------
0                                10        3,423,200.00                     4.71  342,320.00     6.638       79.06            726
1                                97       26,064,218.78                    35.83  268,703.29     7.119        85.8            690
2                               132       36,455,491.71                    50.12  276,177.97      7.11       82.41            692
3                                 8        1,812,999.61                     2.49  226,624.95     7.147       87.06            692
4                                 9        2,677,925.45                     3.68  297,547.27     6.932          84            678
5                                 4        2,251,100.00                     3.09  562,775.00     7.016       65.62            640
7                                 1           58,351.39                     0.08   58,351.39         7          90            679
---------------------------------------------------------------------------------------------------------------------------------
Total:                          261       72,743,286.94                      100  278,709.91     7.082       83.13            691
---------------------------------------------------------------------------------------------------------------------------------


Combined Loan-to-Value Ratios of Mortgage Loans

                                         Aggregate           % of Aggregate          AVG
                          Number of  Principal Balance   Principal Balance as of   CURRENT    WA GROSS
Combined LTVs               Loans    as of Cut-off Date       Cut-off Date         BALANCE      CPN     WA COMBLTV  GWAC  WA FICO
---------------------------------------------------------------------------------------------------------------------------------
0.01 - 25.00
25.01 - 30.00
30.01 - 35.00                     1          150,000.00                     0.21  150,000.00      7.25       34.48            706
35.01 - 40.00
40.01 - 45.00                     3          407,000.00                     0.56  135,666.67     6.794       42.68            691
45.01 - 50.00                     5        1,172,467.90                     1.61  234,493.58     6.109       48.48            735
50.01 - 55.00                     4        1,126,641.69                     1.55  281,660.42     6.764       52.78            658
55.01 - 60.00                     8        3,761,647.21                     5.17  470,205.90     6.997       56.87            645
60.01 - 65.00                     8        2,891,907.29                     3.98  361,488.41     7.244       63.35            645
65.01 - 70.00                    13        3,108,550.00                     4.27  239,119.23      7.18        69.2            656
70.01 - 75.00                    17        4,598,112.98                     6.32  270,477.23     6.926       73.93            667
75.01 - 80.00                    55       15,800,905.24                    21.72  287,289.19     6.989       79.54            685
80.01 - 85.00                    12        3,232,031.99                     4.44  269,336.00     7.089       84.04            702
85.01 - 90.00                    56       15,597,085.77                    21.44  278,519.39     7.272       89.43            707
90.01 - 95.00                    40       10,852,711.52                    14.92  271,317.79     7.488       94.94            697
95.01 - 100.00                   39       10,044,225.35                    13.81  257,544.24     6.681        99.8            715
---------------------------------------------------------------------------------------------------------------------------------
Total:                          261       72,743,286.94                      100  278,709.91     7.082       83.13            691
---------------------------------------------------------------------------------------------------------------------------------


Owner Occupancy of Mortgage Loans

                                         Aggregate           % of Aggregate          AVG
                          Number of  Principal Balance   Principal Balance as of   CURRENT    WA GROSS
Owner Occupancy             Loans    as of Cut-off Date       Cut-off Date         BALANCE      CPN     WA COMBLTV  GWAC  WA FICO
---------------------------------------------------------------------------------------------------------------------------------
Owner                           184       54,486,105.80                     74.9  296,120.14     7.059       83.27            687
Investment                       69       16,055,111.15                    22.07  232,682.77     7.209       83.01            702
Second Home                       8        2,202,069.99                     3.03  275,258.75     6.737       80.48            711
---------------------------------------------------------------------------------------------------------------------------------
Total:                          261       72,743,286.94                      100  278,709.91     7.082       83.13            691
---------------------------------------------------------------------------------------------------------------------------------


Property Type of Mortgage Loans

                                         Aggregate           % of Aggregate          AVG
                          Number of  Principal Balance   Principal Balance as of   CURRENT    WA GROSS
Property Types              Loans    as of Cut-off Date       Cut-off Date         BALANCE      CPN     WA COMBLTV  GWAC  WA FICO
---------------------------------------------------------------------------------------------------------------------------------
2-4 FAMILY                       22        7,555,780.00                    10.39  343,444.55     7.494       87.66            686
CONDO                            25        5,482,877.14                     7.54  219,315.09     6.843       83.68            715
PUD                              66       18,288,298.33                    25.14  277,095.43     6.942       85.24            701
SINGLE FAMILY                   148       41,416,331.47                    56.93  279,840.08     7.101        81.3            684
---------------------------------------------------------------------------------------------------------------------------------
Total:                          261       72,743,286.94                      100  278,709.91     7.082       83.13            691
---------------------------------------------------------------------------------------------------------------------------------


Loan Purpose of Mortgage Loans

                                         Aggregate           % of Aggregate          AVG
                          Number of  Principal Balance   Principal Balance as of   CURRENT    WA GROSS
Loan Purpose                Loans    as of Cut-off Date       Cut-off Date         BALANCE      CPN     WA COMBLTV  GWAC  WA FICO
---------------------------------------------------------------------------------------------------------------------------------
Cash Out                         66       17,678,285.34                     24.3  267,852.81     7.175       75.28            665
Purchase                        166       45,088,903.69                    61.98  271,619.90     7.175       88.34            702
Rate/Term Refi                   29        9,976,097.91                    13.71  344,003.38       6.5       73.49            686
---------------------------------------------------------------------------------------------------------------------------------
Total:                          261       72,743,286.94                      100  278,709.91     7.082       83.13            691
---------------------------------------------------------------------------------------------------------------------------------

Document Type of Mortgage Loans

                                         Aggregate           % of Aggregate          AVG
                          Number of  Principal Balance   Principal Balance as of   CURRENT    WA GROSS
Document Type               Loans    as of Cut-off Date       Cut-off Date         BALANCE      CPN     WA COMBLTV  GWAC  WA FICO
---------------------------------------------------------------------------------------------------------------------------------
STATED                          110       31,637,759.01                    43.49  287,615.99     6.824       84.02            695
NO DOC/NINA/NO RATIO            107       28,556,925.44                    39.26  266,887.15     7.596       78.67            680
FULL DOC                         38       10,518,602.49                    14.46  276,805.33     6.449       90.82            710
STATED WITH VOA                   6        2,030,000.00                     2.79  338,333.33     7.175       92.26            677
---------------------------------------------------------------------------------------------------------------------------------
Total:                          261       72,743,286.94                      100  278,709.91     7.082       83.13            691
---------------------------------------------------------------------------------------------------------------------------------


Product Type of Mortgage Loans

                                         Aggregate           % of Aggregate          AVG
                          Number of  Principal Balance   Principal Balance as of   CURRENT    WA GROSS
Product Type                Loans    as of Cut-off Date       Cut-off Date         BALANCE      CPN     WA COMBLTV  GWAC  WA FICO
---------------------------------------------------------------------------------------------------------------------------------
30 YEAR FIXED                   261       72,743,286.94                      100  278,709.91     7.082       83.13            691
---------------------------------------------------------------------------------------------------------------------------------
Total:                          261       72,743,286.94                      100  278,709.91     7.082       83.13            691
---------------------------------------------------------------------------------------------------------------------------------


                                         Aggregate           % of Aggregate          AVG
                          Number of  Principal Balance   Principal Balance as of   CURRENT    WA GROSS
Interest Only Term          Loans    as of Cut-off Date       Cut-off Date         BALANCE      CPN     WA COMBLTV  GWAC  WA FICO
---------------------------------------------------------------------------------------------------------------------------------
60                                1           96,000.00                     0.13   96,000.00      7.38         100            667
120                             260       72,647,286.94                    99.87  279,412.64     7.082       83.11            691
---------------------------------------------------------------------------------------------------------------------------------
Total:                          261       72,743,286.94                      100  278,709.91     7.082       83.13            691
---------------------------------------------------------------------------------------------------------------------------------


** For ARM loans please break out 2/28, 3/27, 5/25 by percentage
** For IO loans please include length of ammortization term and fixed rate term
   (2yr, 3yr, 5yr, 10yr)


Geographical Distribution of Mortgages Loans


                                         Aggregate           % of Aggregate          AVG
                          Number of  Principal Balance   Principal Balance as of   CURRENT    WA GROSS
State                       Loans    as of Cut-off Date       Cut-off Date         BALANCE      CPN     WA COMBLTV  GWAC  WA FICO
---------------------------------------------------------------------------------------------------------------------------------
CA                               28        9,942,337.98                    13.67  355,083.50     6.515       82.07            725
NY                               23        8,063,911.24                    11.09  350,604.84     7.277        88.6            681
MA                               13        5,126,846.99                     7.05  394,372.85     7.129       78.88            672
Others                          197       49,610,190.73                     68.2  251,828.38      7.16       82.89            687
---------------------------------------------------------------------------------------------------------------------------------
Total:                          261       72,743,286.94                      100  278,709.91     7.082       83.13            691
---------------------------------------------------------------------------------------------------------------------------------


Prepay Penalty for Mortgage Loans

                                         Aggregate           % of Aggregate          AVG
                          Number of  Principal Balance   Principal Balance as of   CURRENT    WA GROSS
Prepay Penalty              Loans    as of Cut-off Date       Cut-off Date         BALANCE      CPN     WA COMBLTV  GWAC  WA FICO
---------------------------------------------------------------------------------------------------------------------------------
N                               134       41,509,208.50                    57.06  309,770.21     7.038       81.23            694
Y                               127       31,234,078.44                    42.94  245,937.63     7.141       85.65            687
---------------------------------------------------------------------------------------------------------------------------------
Total:                          261       72,743,286.94                      100  278,709.91     7.082       83.13            691
---------------------------------------------------------------------------------------------------------------------------------


Prepay Term for Mortgage Loans

                                         Aggregate           % of Aggregate          AVG
                          Number of  Principal Balance   Principal Balance as of   CURRENT    WA GROSS
Prepay Term                 Loans    as of Cut-off Date       Cut-off Date         BALANCE      CPN     WA COMBLTV  GWAC  WA FICO
---------------------------------------------------------------------------------------------------------------------------------
0                               134       41,509,208.50                    57.06  309,770.21     7.038       81.23            694
6                                 1          172,000.00                     0.24  172,000.00       6.5         100            748
12                               34       10,394,597.18                    14.29  305,723.45       7.5       82.13            666
24                                9        2,769,205.22                     3.81  307,689.47     6.897       81.26            663
36                               47       10,745,208.79                    14.77  228,621.46     7.019       88.94            703
60                               36        7,153,067.25                     9.83  198,696.31     6.914       87.19            703
---------------------------------------------------------------------------------------------------------------------------------
Total:                          261       72,743,286.94                      100  278,709.91     7.082       83.13            691
---------------------------------------------------------------------------------------------------------------------------------


Fico Scores of Mortgage Loans

                                         Aggregate           % of Aggregate          AVG
                          Number of  Principal Balance   Principal Balance as of   CURRENT    WA GROSS
Fico Scores                 Loans    as of Cut-off Date       Cut-off Date         BALANCE      CPN     WA COMBLTV  GWAC  WA FICO
---------------------------------------------------------------------------------------------------------------------------------
N/A                               1          171,000.00                     0.24  171,000.00     7.875          90              0
580 - 599                         5        2,177,995.92                     2.99  435,599.18       7.9       60.57            590
600 - 619                         4          898,768.00                     1.24  224,692.00     8.035       78.89            606
620 - 639                        30        9,784,235.19                    13.45  326,141.17     7.431       74.02            629
640 - 659                        27        7,166,197.27                     9.85  265,414.71     7.554       82.58            649
660 - 679                        49       12,457,200.07                    17.12  254,228.57     7.169        83.3            670
680 - 699                        35        8,486,612.29                    11.67  242,474.64     6.881        87.5            689
700 - 719                        38       11,239,262.62                    15.45  295,770.07     7.001       83.99            709
720 - 739                        30        8,284,269.87                    11.39  276,142.33     6.783       89.51            731
740 - 759                        13        3,624,173.62                     4.98  278,782.59     6.646       87.77            750
760 - 779                        20        6,164,479.46                     8.47  308,223.97     6.712       90.32            768
780 - 799                         6        1,237,967.89                      1.7  206,327.98     6.379       77.45            785
800 - 819                         3        1,051,124.74                     1.44  350,374.91     6.327       72.75            804
---------------------------------------------------------------------------------------------------------------------------------
Total:                          261       72,743,286.94                      100  278,709.91     7.082       83.13            691
---------------------------------------------------------------------------------------------------------------------------------

We need these matrices in addition to strats                 Total        $ 588,552,885.92


Aggregate Loans (First Lien Only)


FICO      % of total deal   Avg LTV   Max LTV   % Full Doc   % Owner Occ   % IO    WAC    MARGIN
520-539
540-559
560-579
580-599              0.42     61.32     74.55          8.3           100   88.26   7.87        0
600-619              0.62     74.15        80         6.69         88.81   24.78   7.55        0
620-639             14.36     78.54        95         2.23         88.08   11.57    6.8        0
640-659             15.16     79.05        95         2.82         78.36    8.03   6.87        0
660-679             16.44     79.97        95         2.09         82.16   12.88    6.8        0
680-699             13.06     79.86        95         3.43            72   11.04   6.77        0
700-719              13.5     80.45        95         3.12         78.11   14.14   6.63        0
720-739              9.32     79.19        95         5.34          73.3   15.11   6.55        0
740-759              7.07     80.19        95         4.83         83.41    8.71   6.52        0
760-779              5.94     78.94        95         9.06         64.84   17.62   6.52        0
780-800              2.79     77.98        95         4.03         79.98    7.53   6.48        0
800+                 1.14     65.31        95         7.49         73.09   15.63   6.34        0


FICO      % Second Lien (Simultaneous or Silent)
520-539
540-559
560-579
580-599                                        0    2467786.02
600-619                                        0    3626882.12
620-639                                     3.51   84531891.53
640-659                                     4.27   89202843.03
660-679                                     8.17   96731438.45
680-699                                    20.02   76876333.77
700-719                                    16.18   79466201.72
720-739                                    27.85   54838048.79
740-759                                    27.46   41621989.81
760-779                                    21.39   34988363.45
780-800                                    18.53   16431524.68
800+                                        9.87    6724287.57


Aggregate Loans (Second Lien Only)

FICO      % of total deal   Avg LTV   Max LTV   % Full Doc   % Owner Occ   % IO    WAC    MARGIN
520-539
540-559
560-579
580-599
600-619
620-639
640-659
660-679
680-699
700-719
720-739
740-759
760-779
780-800
800+


FICO      % Second Lien (Simultaneous or Silent)
520-539
540-559
560-579
580-599
600-619
620-639
640-659
660-679
680-699
700-719
720-739
740-759
760-779
780-800
800+


Second Lien Loans

FRM %
ARM %


IO Loans

FICO       % of total deal    Avg LTV   Max LTV   % Full Doc   % Owner Occ   WAC   MARGIN
520-539
540-559
560-579
580-599               0.37%     60.57        65            0           100   100      7.9
600-619               0.15%     78.89        80            0           100   100     8.04
620-639               1.66%     71.91        90         6.12         85.95   100     7.43
640-659               1.22%     80.73        95        32.14         68.81   100     7.55
660-679               2.12%     79.27        95          7.7         77.76   100     7.17
680-699               1.44%     79.09        95         4.43          76.5   100     6.88
700-719               1.91%     79.22        95         8.06         68.61   100        7
720-739               1.41%     80.18        95        22.35         64.72   100     6.78
740-759               0.62%     78.92        95        34.73         89.69   100     6.65
760-779               1.05%      77.8        95        31.48         55.64   100     6.71
780-800               0.21%     75.77        95         12.6          87.4   100     6.38
800+                  0.18%     68.19        80        15.98         84.02   100     6.33


FICO      % Second Lien (Simultaneous or Silent)
520-539
540-559
560-579
580-599                                        0       0    $2,177,995.92
600-619                                        0       0      $898,768.00
620-639                                        0   14.04    $9,784,235.19
640-659                                        0    9.28    $7,166,197.27
660-679                                        0   26.82   $12,457,200.07
680-699                                        0   54.78    $8,486,612.29
700-719                                        0    31.2   $11,239,262.62
720-739                                        0   64.23    $8,284,269.87
740-759                                        0   51.91    $3,624,173.62
760-779                                        0   72.33    $6,164,479.46
780-800                                        0   16.74    $1,237,967.89
800+                                           0   45.59    $1,051,124.74


If the deal has deep MI - we want the following:
For Non-MI Loans-only

By LTV Bucket   % of total deal   Avg FICO   %<550 FICO   %full doc   %non owner
<=50% LTV                  4.03%    696.24         0.00%       4.55%       15.77%  23702673.23
51%-60%                    5.17%    692.06            0        1.48        12.92   30432068.26
61%-70%                   12.04%    672.77            1        1.44        22.54   70887375.16
71%-80%                   39.73%    693.63         0.07        6.86        17.74   233828895.3
81%-85%
86%-90%
91%-95%
96%-100%

We needs strats broken out in this format for Total ARMs, Total Fixed, Total IO Loans seperately
We also need this for the total pool combined


Original Principal Balances of Mortgage Loans


                                         Aggregate           % of Aggregate          AVG
                          Number of  Original Principal  Principal Balance as of   CURRENT    WA GROSS
Range ($)                   Loans         Balance             Cut-off Date         BALANCE      CPN     WA COMBLTV  GWAC  WA FICO
------------------------------------------------------------------------------------------------------------------------------------
0-24,999.01                      24          507,870.00                     0.09   21,161.25     7.284       79.18            699
25,000.01 - 50,000.00           198        8,080,105.00                     1.37   40,808.61     7.162       78.24            690
50,000.01 - 75,000.00           274       17,148,471.00                      2.9   62,585.66     7.167       80.13            685
75,000.01 - 100,000.00          293       25,475,111.00                     4.31   86,945.77     6.901        78.9            687
100,000.01 - 125,000.00         281       31,665,539.00                     5.36  112,688.75     6.914       82.57            687
125,000.01 - 150,000.00         334       45,877,792.00                     7.76  137,358.66     6.753        82.8            693
150,000.01 - 175,000.00         282       45,689,230.00                     7.73  162,018.55     6.855       81.77            686
175,000.01 - 200,000.00         212       39,651,309.00                     6.71  187,034.48     6.713       83.77            689
200,000.01 - 225,000.00         190       40,193,084.00                      6.8  211,542.55     6.637       80.93            687
225,000.01 - 250,000.00         158       37,616,667.00                     6.37  238,080.17     6.658        81.1            680
250,000.01 - 275,000.00         121       31,783,101.00                     5.38  262,670.26     6.721       81.86            685
275,000.01 - 300,000.00         116       33,387,689.00                     5.65  287,824.91     6.655       82.67            684
300,000.01 - 333,700.00          99       31,484,484.00                     5.33  318,025.09     6.553        84.7            695
333,700.01 - 350,000.00          48       16,442,801.00                     2.78  342,558.35      6.66       82.12            681
350,000.01 - 600,000.00         328      144,292,780.00                    24.42  439,917.01     6.676       82.48            693
600,000.01 -1,000,000.00         59       41,605,450.00                     7.04  705,177.12     6.478       74.08            690
------------------------------------------------------------------------------------------------------------------------------------
Total:                        3,017      590,901,483.00                      100  195,857.30     6.719       81.56            689
------------------------------------------------------------------------------------------------------------------------------------


Principal Balances of Mortgage Loans as of Cutoff Date


                                         Aggregate           % of Aggregate          AVG
                          Number of  Principal Balance   Principal Balance as of   CURRENT    WA GROSS
Range ($)                   Loans    as of Cut-off Date       Cut-off Date         BALANCE      CPN     WA COMBLTV  GWAC  WA FICO
------------------------------------------------------------------------------------------------------------------------------------
0-24,999.01                      24          503,958.66                     0.09   20,998.28     7.286       79.22            699
25,000.01 - 50,000.00           201        8,163,724.57                     1.39   40,615.55      7.16       78.16            691
50,000.01 - 75,000.00           287       18,086,442.17                     3.07   63,018.96     7.123       78.83            686
75,000.01 - 100,000.00          280       24,423,007.62                     4.15   87,225.03     6.919       79.89            689
100,000.01 - 125,000.00         293       33,071,090.06                     5.62  112,870.61     6.885       81.97            694
125,000.01 - 150,000.00         328       45,126,421.03                     7.67  137,580.55     6.763       83.15            691
150,000.01 - 175,000.00         277       44,841,989.62                     7.62  161,884.44     6.866       81.91            689
175,000.01 - 200,000.00         230       43,156,882.61                     7.33  187,638.62     6.674       82.31            690
200,000.01 - 225,000.00         170       36,092,938.31                     6.13  212,311.40     6.675       82.36            684
225,000.01 - 250,000.00         158       37,525,986.33                     6.38  237,506.24     6.657       81.24            685
250,000.01 - 275,000.00         121       31,735,328.26                     5.39  262,275.44     6.724       81.74            683
275,000.01 - 300,000.00         117       33,617,745.13                     5.71  287,331.15     6.655        82.7            690
300,000.01 - 333,700.00          96       30,495,094.21                     5.18  317,657.23     6.558       84.78            696
333,700.01 - 350,000.00          50       17,091,945.96                      2.9  341,838.92     6.665       82.56            679
350,000.01 - 600,000.00         326      143,136,119.30                    24.32  439,067.85     6.677       82.43            694
600,000.01 -1,000,000.00         59       41,484,212.08                     7.05  703,122.24     6.479       74.08            690
------------------------------------------------------------------------------------------------------------------------------------
Total:                        3,017      588,552,885.92                      100  195,078.85      6.72       81.57            690
------------------------------------------------------------------------------------------------------------------------------------



Current Mortgage Rates of Mortgage Loans


                                         Aggregate           % of Aggregate          AVG
                          Number of  Principal Balance   Principal Balance as of   CURRENT    WA GROSS
Mortgage Rates (%)          Loans    as of Cut-off Date       Cut-off Date         BALANCE      CPN     WA COMBLTV  GWAC  WA FICO
------------------------------------------------------------------------------------------------------------------------------------
5.000 - 5.499                     3          976,456.94                     0.17  325,485.65      5.31       90.96            739
5.500 - 5.999                   315       79,253,206.79                    13.47  251,597.48     5.821       75.85            708
6.000 - 6.499                   585      136,196,151.33                    23.14  232,813.93     6.229       77.58            697
6.500 - 6.999                   996      194,264,297.76                    33.01  195,044.48     6.704       82.73            685
7.000 - 7.499                   584       95,640,218.37                    16.25  163,767.50     7.194       85.15            684
7.500 - 7.999                   419       59,621,324.37                    10.13  142,294.33     7.673       86.68            682
8.000 - 8.499                    76       12,145,530.33                     2.06  159,809.61      8.14       87.27            683
8.500 - 8.999                    25        6,933,776.05                     1.18  277,351.04     8.665       82.65            649
9.000 - 9.499                     9        2,653,662.62                     0.45  294,851.40     9.267       91.99            662
9.500 - 9.999                     4          731,461.36                     0.12  182,865.34     9.736          95            649
10.000 - 10.499                   1          136,800.00                     0.02  136,800.00    10.875          95            653
10.500 - 10.999
11.000 - 11.499
11.500 - 11.999
12.000 - 12.499
12.500 - 12.999
13.000 - 13.499
------------------------------------------------------------------------------------------------------------------------------------
Total:                        3,017      588,552,885.92                      100  195,078.85      6.72       81.57            690
------------------------------------------------------------------------------------------------------------------------------------


Original Term to Maturity of Mortgage Loan


                                         Aggregate           % of Aggregate          AVG
                          Number of  Principal Balance   Principal Balance as of   CURRENT    WA GROSS
Original Term (mos)         Loans    as of Cut-off Date       Cut-off Date         BALANCE      CPN     WA COMBLTV  GWAC  WA FICO
------------------------------------------------------------------------------------------------------------------------------------
000 - 180                       194       21,730,701.45                     3.69  112,013.93     6.344       69.58            688
181 - 240                         3          508,682.31                     0.09  169,560.77     6.514       73.96            739
241 - 360                     2,820      566,313,502.16                    96.22  200,820.39     6.734       82.04            690
------------------------------------------------------------------------------------------------------------------------------------
Total:                        3,017      588,552,885.92                      100  195,078.85      6.72       81.57            690
------------------------------------------------------------------------------------------------------------------------------------


Stated Remaining Term to Maturity of Mortgage Loans


                                         Aggregate           % of Aggregate          AVG
                          Number of  Principal Balance   Principal Balance as of   CURRENT    WA GROSS
Remaining Term (mos)        Loans    as of Cut-off Date       Cut-off Date         BALANCE      CPN     WA COMBLTV  GWAC  WA FICO
------------------------------------------------------------------------------------------------------------------------------------
061 - 120                         1           95,844.88                     0.02   95,844.88       6.5       69.29            646
121 - 180                       193       21,634,856.57                     3.68  112,097.70     6.343       69.58            688
181 - 240                         3          508,682.31                     0.09  169,560.77     6.514       73.96            739
301 - 360                     2,820      566,313,502.16                    96.22  200,820.39     6.734       82.04            690
------------------------------------------------------------------------------------------------------------------------------------
Total:                        3,017      588,552,885.92                      100  195,078.85      6.72       81.57            690
------------------------------------------------------------------------------------------------------------------------------------



                                         Aggregate           % of Aggregate          AVG
                          Number of  Principal Balance   Principal Balance as of   CURRENT    WA GROSS
Mortgage Insurance          Loans    as of Cut-off Date       Cut-off Date         BALANCE      CPN     WA COMBLTV  GWAC  WA FICO
------------------------------------------------------------------------------------------------------------------------------------
Yes                           1,275      229,701,873.97                    39.03  180,158.33     7.091       90.89            686
No                            1,742      358,851,011.95                    60.97  205,999.43     6.482        75.6            693
------------------------------------------------------------------------------------------------------------------------------------
Total:                        3,017      588,552,885.92                      100  195,078.85      6.72       81.57            690
------------------------------------------------------------------------------------------------------------------------------------


                                         Aggregate           % of Aggregate          AVG
                          Number of  Principal Balance   Principal Balance as of   CURRENT    WA GROSS
Lien                        Loans    as of Cut-off Date       Cut-off Date         BALANCE      CPN     WA COMBLTV  GWAC  WA FICO
------------------------------------------------------------------------------------------------------------------------------------
1                             3,017      588,552,885.92                      100  195,078.85      6.72       81.57            690
2
------------------------------------------------------------------------------------------------------------------------------------
Total:                        3,017      588,552,885.92                      100  195,078.85      6.72       81.57            690
------------------------------------------------------------------------------------------------------------------------------------



                                         Aggregate           % of Aggregate          AVG
                          Number of  Principal Balance   Principal Balance as of   CURRENT    WA GROSS
Seasoning(mos)              Loans    as of Cut-off Date       Cut-off Date         BALANCE      CPN     WA COMBLTV  GWAC  WA FICO
------------------------------------------------------------------------------------------------------------------------------------
0                                25        7,179,750.00                     1.22  287,190.00     6.738       79.46            708
1                               262       52,971,550.26                        9  202,181.49     6.986       84.03            694
2                               348       74,357,952.44                    12.63  213,672.28     7.156       80.62            690
3                               356       65,712,645.81                    11.17  184,586.08     6.768        81.6            690
4                             1,801      340,994,494.66                    57.94  189,336.20     6.587       81.54            689
5                               166       36,214,158.52                     6.15  218,157.58     6.586       79.39            682
6                                30        4,893,326.09                     0.83  163,110.87     6.802       84.75            712
7                                13        2,241,325.76                     0.38  172,409.67     6.904       87.86            683
8                                10        2,599,354.44                     0.44  259,935.44     6.657       82.66            705
9                                 6        1,388,327.94                     0.24  231,387.99     6.429       87.33            674
------------------------------------------------------------------------------------------------------------------------------------
Total:                        3,017      588,552,885.92                      100  195,078.85      6.72       81.57            690
------------------------------------------------------------------------------------------------------------------------------------


Combined Loan-to-Value Ratios of Mortgage Loans


                                         Aggregate           % of Aggregate          AVG
                          Number of  Principal Balance   Principal Balance as of   CURRENT    WA GROSS
Combined LTVs               Loans    as of Cut-off Date       Cut-off Date         BALANCE      CPN     WA COMBLTV  GWAC  WA FICO
------------------------------------------------------------------------------------------------------------------------------------
0.01 - 25.00                      9          728,152.27                     0.12   80,905.81     6.363       20.26            725
25.01 - 30.00                    15        1,290,496.71                     0.22   86,033.11     6.395       27.96            710
30.01 - 35.00                    11        1,422,142.79                     0.24  129,285.71     6.406       32.47            686
35.01 - 40.00                    29        5,005,526.36                     0.85  172,604.36     6.178       38.26            700
40.01 - 45.00                    36        5,605,726.99                     0.95  155,714.64     6.419       42.56            685
45.01 - 50.00                    53        8,997,831.99                     1.53  169,770.41     6.188       47.91            699
50.01 - 55.00                    57       11,406,295.16                     1.94  200,110.44     6.349       52.85            678
55.01 - 60.00                    82       17,418,352.36                     2.96  212,418.93      6.48       57.67            696
60.01 - 65.00                   107       23,288,465.56                     3.96  217,649.21     6.436       63.07            671
65.01 - 70.00                   222       40,221,599.03                     6.83  181,178.37     6.478       68.74            681
70.01 - 75.00                   206       41,493,161.19                     7.05  201,423.11     6.618        73.7            679
75.01 - 80.00                   580      126,477,374.19                    21.49  218,064.44      6.55       79.32            691
80.01 - 85.00                   106       21,006,813.99                     3.57  198,177.49      6.87       83.74            675
85.01 - 90.00                   784      148,065,395.30                    25.16  188,858.92     6.981       89.46            690
90.01 - 95.00                   509       93,371,869.55                    15.86  183,441.79     7.126        94.7            690
95.01 - 100.00                  211       42,753,682.48                     7.26  202,624.09     6.276       99.89            721
------------------------------------------------------------------------------------------------------------------------------------
Total:                        3,017      588,552,885.92                      100  195,078.85      6.72       81.57            690
------------------------------------------------------------------------------------------------------------------------------------


Owner Occupancy of Mortgage Loans


                                         Aggregate           % of Aggregate          AVG
                          Number of  Principal Balance   Principal Balance as of   CURRENT    WA GROSS
Owner Occupancy             Loans    as of Cut-off Date       Cut-off Date         BALANCE      CPN     WA COMBLTV  GWAC  WA FICO
------------------------------------------------------------------------------------------------------------------------------------
Owner                         2,110      463,647,975.69                    78.78  219,738.38     6.632       82.05            688
Investment                      797      104,040,811.10                    17.68  130,540.54     7.161       80.13            699
Second Home                     110       20,864,099.13                     3.54  189,673.63     6.474       78.11            692
------------------------------------------------------------------------------------------------------------------------------------
Total:                        3,017      588,552,885.92                      100  195,078.85      6.72       81.57            690
------------------------------------------------------------------------------------------------------------------------------------


Property Type of Mortgage Loans


                                         Aggregate           % of Aggregate          AVG
                          Number of  Principal Balance   Principal Balance as of   CURRENT    WA GROSS
Property Types              Loans    as of Cut-off Date       Cut-off Date         BALANCE      CPN     WA COMBLTV  GWAC  WA FICO
------------------------------------------------------------------------------------------------------------------------------------
2-4 FAMILY                      393       82,788,434.75                    14.07  210,657.59     7.024       79.79            695
CONDO                           267       49,955,072.31                     8.49  187,097.65     6.736       84.25            703
PUD                             128       30,639,233.68                     5.21  239,369.01     6.878       84.09            703
SINGLE FAMILY                 2,229      425,170,145.18                    72.24  190,744.79     6.647       81.42            687
------------------------------------------------------------------------------------------------------------------------------------
Total:                        3,017      588,552,885.92                      100  195,078.85      6.72       81.57            690
------------------------------------------------------------------------------------------------------------------------------------


Loan Purpose of Mortgage Loans


                                         Aggregate           % of Aggregate          AVG
                          Number of  Principal Balance   Principal Balance as of   CURRENT    WA GROSS
Loan Purpose                Loans    as of Cut-off Date       Cut-off Date         BALANCE      CPN     WA COMBLTV  GWAC  WA FICO
------------------------------------------------------------------------------------------------------------------------------------
Cash Out                      1,216      252,661,870.63                    42.93  207,781.14     6.637        75.6            678
Purchase                      1,548      283,317,838.80                    48.14  183,021.86     6.842       88.01            702
Rate/Term Refi                  253       52,573,176.49                     8.93  207,799.12     6.455       75.56            683
------------------------------------------------------------------------------------------------------------------------------------
Total:                        3,017      588,552,885.92                      100  195,078.85      6.72       81.57            690
------------------------------------------------------------------------------------------------------------------------------------


Document Type of Mortgage Loans


                                         Aggregate           % of Aggregate          AVG
                          Number of  Principal Balance   Principal Balance as of   CURRENT    WA GROSS
Document Type               Loans    as of Cut-off Date       Cut-off Date         BALANCE      CPN     WA COMBLTV  GWAC  WA FICO
------------------------------------------------------------------------------------------------------------------------------------
STATED                        1,252      251,266,193.63                    42.69  200,691.85     6.669        81.9            685
NO DOC/NINA/NO RATIO          1,162      209,972,163.62                    35.68  180,698.94     7.025       79.65            690
STATED WITH VOA                 499      106,046,519.02                    18.02  212,518.07     6.271       83.44            699
FULL DOC                        104       21,268,009.65                     3.61  204,500.09      6.54       87.22            706
------------------------------------------------------------------------------------------------------------------------------------
Total:                        3,017      588,552,885.92                      100  195,078.85      6.72       81.57            690
------------------------------------------------------------------------------------------------------------------------------------


Product Type of Mortgage Loans


                                         Aggregate           % of Aggregate          AVG
                          Number of  Principal Balance   Principal Balance as of   CURRENT    WA GROSS
Product Type                Loans    as of Cut-off Date       Cut-off Date         BALANCE      CPN     WA COMBLTV  GWAC  WA FICO
------------------------------------------------------------------------------------------------------------------------------------
15 YEAR FIXED                   194       21,730,701.45                     3.69  112,013.93     6.344       69.58            688
30 YEAR FIXED                 2,823      566,822,184.47                    96.31  200,787.17     6.734       82.03            690
------------------------------------------------------------------------------------------------------------------------------------
Total:                        3,017      588,552,885.92                      100  195,078.85      6.72       81.57            690
------------------------------------------------------------------------------------------------------------------------------------



                                         Aggregate           % of Aggregate          AVG
                          Number of  Principal Balance   Principal Balance as of   CURRENT    WA GROSS
Interest Only Term          Loans    as of Cut-off Date       Cut-off Date         BALANCE      CPN     WA COMBLTV  GWAC  WA FICO
------------------------------------------------------------------------------------------------------------------------------------
0                             2,756      515,809,598.98                    87.64  187,158.78     6.668       81.35            690
60                                1           96,000.00                     0.02   96,000.00      7.38         100            667
120                             260       72,647,286.94                    12.34  279,412.64     7.082       83.11            691
------------------------------------------------------------------------------------------------------------------------------------
Total:                        3,017      588,552,885.92                      100  195,078.85      6.72       81.57            690
------------------------------------------------------------------------------------------------------------------------------------

** For ARM loans please break out 2/28, 3/27, 5/25 by percentage

** For IO loans please include length of ammortization term and fixed rate term ( 2yr, 3yr, 5yr, 10yr)


Geographical Distribution of Mortgages Loans


                                         Aggregate           % of Aggregate          AVG
                          Number of  Principal Balance   Principal Balance as of   CURRENT    WA GROSS
State                       Loans    as of Cut-off Date       Cut-off Date         BALANCE      CPN     WA COMBLTV  GWAC  WA FICO
------------------------------------------------------------------------------------------------------------------------------------
CA                              379      112,343,068.42                    19.09  296,419.71     6.299        76.6            696
NY                              185       45,627,540.71                     7.75  246,635.36     6.995       80.06            682
MA                               71       19,072,280.45                     3.24  268,623.67      7.18       80.26            675
Others                        2,382      411,509,996.34                    69.92  172,758.18     6.783       83.15            690
------------------------------------------------------------------------------------------------------------------------------------
Total:                        3,017      588,552,885.92                      100  195,078.85      6.72       81.57            690
------------------------------------------------------------------------------------------------------------------------------------


Prepay Penalty for Mortgage Loans


                                         Aggregate           % of Aggregate          AVG
                          Number of  Principal Balance   Principal Balance as of   CURRENT    WA GROSS
Prepay Penalty              Loans    as of Cut-off Date       Cut-off Date         BALANCE      CPN     WA COMBLTV  GWAC  WA FICO
------------------------------------------------------------------------------------------------------------------------------------
N                             1,290      251,016,636.64                    42.65  194,586.54      6.95       82.01            691
Y                             1,727      337,536,249.28                    57.35  195,446.58     6.548       81.24            689
------------------------------------------------------------------------------------------------------------------------------------
Total:                        3,017      588,552,885.92                      100  195,078.85      6.72       81.57            690
------------------------------------------------------------------------------------------------------------------------------------


Prepay Term for Mortgage Loans


                                         Aggregate           % of Aggregate          AVG
                          Number of  Principal Balance   Principal Balance as of   CURRENT    WA GROSS
Prepay Term                 Loans    as of Cut-off Date       Cut-off Date         BALANCE      CPN     WA COMBLTV  GWAC  WA FICO
------------------------------------------------------------------------------------------------------------------------------------
0                             1,290      251,016,636.64                    42.65  194,586.54      6.95       82.01            691
6                                 2          462,000.00                     0.08  231,000.00       6.5       63.61            695
12                               98       22,539,568.68                     3.83  229,995.60     7.166       80.52            673
24                            1,313      258,013,580.61                    43.84  196,506.92      6.42       80.87            691
36                              253       44,754,458.10                      7.6  176,895.09     6.908       83.44            685
60                               61       11,766,641.89                        2  192,895.77      6.82       83.02            691
------------------------------------------------------------------------------------------------------------------------------------
Total:                        3,017      588,552,885.92                      100  195,078.85      6.72       81.57            690
------------------------------------------------------------------------------------------------------------------------------------


Fico Scores of Mortgage Loans


                                         Aggregate           % of Aggregate          AVG
                          Number of  Principal Balance   Principal Balance as of   CURRENT    WA GROSS
Fico Scores                 Loans    as of Cut-off Date       Cut-off Date         BALANCE      CPN     WA COMBLTV  GWAC  WA FICO
------------------------------------------------------------------------------------------------------------------------------------
N/A                               7        1,045,294.98                     0.18  149,327.85     7.466       73.42              0
580 - 599                         7        2,467,786.02                     0.42  352,540.86     7.868       61.32            590
600 - 619                        21        3,626,882.12                     0.62  172,708.67     7.547       74.15            608
620 - 639                       432       84,531,891.53                    14.36  195,675.67     6.795       79.07            630
640 - 659                       452       89,202,843.03                    15.16  197,351.42     6.867       79.62            650
660 - 679                       503       96,731,438.45                    16.44  192,309.02     6.798       81.37            669
680 - 699                       421       76,876,333.77                    13.06  182,604.12     6.775       83.18            689
700 - 719                       386       79,466,201.72                     13.5  205,870.99     6.634       83.22            709
720 - 739                       287       54,838,048.79                     9.32  191,073.34     6.548       83.96            729
740 - 759                       223       41,621,989.81                     7.07  186,645.69     6.524       85.36            749
760 - 779                       162       34,988,363.45                     5.94  215,977.55     6.518       82.85            769
780 - 799                        82       16,431,524.68                     2.79  200,384.45     6.478       81.26            788
800 - 819                        34        6,724,287.57                     1.14  197,773.16     6.343       67.45            806
------------------------------------------------------------------------------------------------------------------------------------
Total:                        3,017      588,552,885.92                      100  195,078.85      6.72       81.57            690
------------------------------------------------------------------------------------------------------------------------------------

100% of the loans are FRM.


Disclaimer:

This material has been prepared by the Fixed Income Trading/Sales Department and is not the product of the Fixed Income Research Department. This material is for your private information, and we are not soliciting any action based upon it. Certain transactions, including those involving futures, options and high yield securities, give rise to substantial risk and are not suitable for all investors. Opinions expressed are our present opinions only. The material is based upon information that we consider reliable, but we do not represent that it is accurate or complete, and it should not be relied upon as such. We, or persons involved in the preparation or issuance of this material, may, from time to time, have long or short positions in, and buy or sell, securities, futures or options identical with or related to those mentioned herein. Further information on any of the securities, futures, or options mentioned in this material may be obtained upon request.

Goldman Sachs                      GSAA 05 12

================================================================================



------------------------------------------------------------
Stats
------------------------------------------------------------
Count: 352
Schedule Balance: $80,817,099.63
AverageSched Bal: $229,594.03
GrossWAC: 6.384
NetWAC: 5.939
OTERM: 358
RTERM: 355
ATERM: 353
AGE: 3
OLTV: 77.32
COLTV: 94.50
FICO: 714.648
DTI: 37.290
------------------------------------------------------------


------------------------------------------------------------
Current Rate                                         Percent
------------------------------------------------------------
5.001 - 5.500                                           2.34
5.501 - 6.000                                          31.04
6.001 - 6.500                                          33.66
6.501 - 7.000                                          19.32
7.001 - 7.500                                          10.42
7.501 - 8.000                                           2.43
8.001 - 8.500                                           0.09
8.501 - 9.000                                           0.69
------------------------------------------------------------
Total:                                                100.00
------------------------------------------------------------


------------------------------------------------------------
Scheduled Balance                                    Percent
------------------------------------------------------------
0.01 - 50,000.00                                        0.37
50,000.01 - 100,000.00                                  4.19
100,000.01 - 150,000.00                                11.27
150,000.01 - 200,000.00                                14.71
200,000.01 - 250,000.00                                11.87
250,000.01 - 275,000.00                                 4.86
275,000.01 - 350,000.00                                18.69
350,000.01 - 400,000.00                                 7.99
400,000.01 - 450,000.00                                 4.71
450,000.01 - 500,000.00                                 4.77
500,000.01 - 550,000.00                                 2.56
550,000.01 - 600,000.00                                 4.25
600,000.01 - 750,000.00                                 9.75
------------------------------------------------------------
Total:                                                100.00
------------------------------------------------------------


------------------------------------------------------------
Original Term                                        Percent
------------------------------------------------------------
180                                                     1.37
360                                                    98.63
------------------------------------------------------------
Total:                                                100.00
------------------------------------------------------------


------------------------------------------------------------
RemTerm                                              Percent
------------------------------------------------------------
120.001 - 180.000                                       1.37
300.001 - 360.000                                      98.63
------------------------------------------------------------
Total:                                                100.00
------------------------------------------------------------


------------------------------------------------------------
Am WAM                                               Percent
------------------------------------------------------------
0.000 - 59.999                                         32.03
120.000 - 179.999                                       1.37
300.000 - 359.999                                      63.68
360.000 >=                                              2.92
------------------------------------------------------------
Total:                                                100.00
------------------------------------------------------------


------------------------------------------------------------
Age                                                  Percent
------------------------------------------------------------
0                                                       3.35
1                                                      21.00
2                                                      24.72
3                                                       7.69
4                                                      36.12
5                                                       3.24
6                                                       0.97
7                                                       1.07
8                                                       0.44
9                                                       1.40
------------------------------------------------------------
Total:                                                100.00
------------------------------------------------------------


------------------------------------------------------------
States                                               Percent
------------------------------------------------------------
TX                                                     11.85
CA                                                     23.12
FL                                                      9.20
AZ                                                      9.43
CO                                                      5.30
NY                                                      7.26
VA                                                      4.84
OR                                                      3.04
NV                                                      3.61
WA                                                      3.78
Other                                                  18.56
------------------------------------------------------------
Total:                                                100.00
------------------------------------------------------------



------------------------------------------------------------
Original LTV                                         Percent
------------------------------------------------------------
0.001 - 50.000                                          1.22
50.001 - 60.000                                         2.57
60.001 - 70.000                                         9.47
70.001 - 75.000                                         4.34
75.001 - 80.000                                        81.96
80.001 - 85.000                                         0.20
85.001 - 90.000                                         0.24
------------------------------------------------------------
Total:                                                100.00
------------------------------------------------------------


------------------------------------------------------------
Combined LTV                                         Percent
------------------------------------------------------------
0.001 - 50.000                                          0.41
50.001 - 60.000                                         0.58
60.001 - 70.000                                         0.34
70.001 - 75.000                                         0.50
75.001 - 80.000                                         4.32
80.001 - 85.000                                         2.01
85.001 - 90.000                                        25.67
90.001 - 95.000                                        13.27
95.001 - 100.000                                       52.90
------------------------------------------------------------
Total:                                                100.00
------------------------------------------------------------


------------------------------------------------------------
FICO                                                 Percent
------------------------------------------------------------
620.000 - 649.999                                       6.06
650.000 - 699.999                                      31.15
700.000 - 749.999                                      42.61
750.000 - 799.999                                      19.36
800.000 - 819.999                                       0.82
------------------------------------------------------------
Total:                                                100.00
------------------------------------------------------------


------------------------------------------------------------
Silent                                               Percent
------------------------------------------------------------
Y                                                     100.00
------------------------------------------------------------
Total:                                                100.00
------------------------------------------------------------


------------------------------------------------------------
PMI                                                  Percent
------------------------------------------------------------
OLTV <= 80 - NO MI                                     99.57
PMI MORTGAGE INSURANCE CO                               0.24
RADIAN                                                  0.20
------------------------------------------------------------
Total:                                                100.00
------------------------------------------------------------


------------------------------------------------------------
Occupancy Code                                       Percent
------------------------------------------------------------
NON OWNER                                              13.27
OWNER OCCUPIED                                         85.74
SECOND HOME                                             0.99
------------------------------------------------------------
Total:                                                100.00
------------------------------------------------------------


------------------------------------------------------------
Property Type                                        Percent
------------------------------------------------------------
2-4 FAMILY                                              6.51
CONDO                                                   9.93
PUD                                                    14.09
SINGLE FAMILY                                          69.46
------------------------------------------------------------
Total:                                                100.00
------------------------------------------------------------


------------------------------------------------------------
Purpose                                              Percent
------------------------------------------------------------
CASHOUT REFI                                           12.14
PURCHASE                                               77.42
RATE/TERM REFI                                         10.45
------------------------------------------------------------
Total:                                                100.00
------------------------------------------------------------


------------------------------------------------------------
Documentation Type                                   Percent
------------------------------------------------------------
FULL DOC                                               12.20
NO DOC/NINA/NO RATIO                                    9.64
STATED                                                 41.03
STATED WITH VOA                                        37.13
------------------------------------------------------------
Total:                                                100.00
------------------------------------------------------------


------------------------------------------------------------
Number of Units                                      Percent
------------------------------------------------------------
1                                                      93.49
2                                                       3.23
3                                                       1.95
4                                                       1.34
------------------------------------------------------------
Total:                                                100.00
------------------------------------------------------------


------------------------------------------------------------
Interest Only                                        Percent
------------------------------------------------------------
N                                                      67.97
Y                                                      32.03
------------------------------------------------------------
Total:                                                100.00
------------------------------------------------------------


------------------------------------------------------------
Interest Only Term                                   Percent
------------------------------------------------------------
0.000                                                  67.97
60.000                                                  0.12
120.000                                                31.91
------------------------------------------------------------
Total:                                                100.00
------------------------------------------------------------


------------------------------------------------------------
Prepay Flag                                          Percent
------------------------------------------------------------
N                                                      42.61
Y                                                      57.39
------------------------------------------------------------
Total:                                                100.00
------------------------------------------------------------


------------------------------------------------------------
Prepay Term                                          Percent
------------------------------------------------------------
0.000                                                  42.61
6.000                                                   0.21
12.000                                                  5.33
24.000                                                 34.21
36.000                                                 12.95
60.000                                                  4.70
------------------------------------------------------------
Total:                                                100.00
------------------------------------------------------------


------------------------------------------------------------
DTI                                                  Percent
------------------------------------------------------------
<= 0.000                                               51.11
10.001 - 20.000                                         1.05
20.001 - 30.000                                         7.12
30.001 - 40.000                                        19.73
40.001 - 50.000                                        20.10
50.001 - 60.000                                         0.90
------------------------------------------------------------
Total:                                                100.00
------------------------------------------------------------


------------------------------------------------------------
Conforming                                           Percent
------------------------------------------------------------
CONFORMING                                             70.38
NON CONFORMING                                         29.62
------------------------------------------------------------
Total:                                                100.00
------------------------------------------------------------


------------------------------------------------------------
Product Type                                         Percent
------------------------------------------------------------
15 YEAR FIXED                                           1.37
30 YEAR FIXED                                          98.63
------------------------------------------------------------
Total:                                                100.00
------------------------------------------------------------


--------------------------------------------------------------------------------
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action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where
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--------------------------------------------------------------------------------
                               Sep 19, 2005 15:37                    Page 1 of 1

Dynamic Credit Collateral Analysis                    Total      $588,552,885.92
Deal Name Here - GSAA-05-12


I. FICO and LTV

                                         Row - %             Wtd Avg       Wtd Avg   Wtd Avg   Wtd Avg   Wtd Avg
FICO Low         FICO High    LTV    Total Collateral    Curr. Bal./Loan    FICO       DTI       LTV      GWAC     % SFD
--------         ---------   -----   ----------------  ---------------     -------   -------   -------   -------   -----
           500         524   > 65%
           525         574   > 65%
           575         599   > 65%               0.03%        204,851.62       585     26.33    74.545      7.63        0
           600         619   > 70%               0.46%        206,832.98   606.559    40.069    77.366       7.6   83.855
           620         639   > 70%              10.63%        193,609.41    629.98    39.519    84.814      6.89   80.664
           640         659   > 70%              11.66%        201,774.21   649.503    33.828    84.884      6.98   73.112
           660         679   > 80%               7.55%        181,379.88    668.85    36.746    91.311      7.14   76.843
           680         699   > 80%               4.97%        172,001.48   688.176    40.971    90.874      7.19   69.199
           700         724   > 80%               6.36%        185,301.18   711.148    36.933    91.234      7.03   63.517
           725         749   > 80%               3.74%        161,825.58   736.331    45.454    91.405      7.11   64.733
           750      max      > 90%               1.03%        163,214.24   769.832     33.38    94.659         7   78.225


FICO Low         % PUD   % Owner Occ   % Investor   % 2+ family   % Full Doc   % Ltd Doc   % No Doc  % MI    % Int Only
--------         -----   -----------  -----------   -----------   ----------  ----------   --------  ------  -----------
           500
           525
           575       0           100            0             0          100           0          0       0            0
           600   8.926        91.259        8.741          7.22         7.22      62.497     30.284       0       33.426
           620   5.039        89.615        7.955         9.082        2.755      66.707     30.539  56.815        9.557
           640   2.307        80.843       16.624        16.386        3.671      63.404     32.925  54.896        9.064
           660   3.716        81.574       13.634        11.615        1.323      59.953     38.723     100        9.909
           680   4.417        69.554       26.398        15.002        0.543       58.64     40.817     100          3.5
           700    5.57        79.554       17.445        22.493        1.181      42.756     56.063     100        7.064
           725   5.463        74.038        25.22        16.965        5.205      46.961     47.834     100        9.312
           750    2.64           100            0        13.452            0      52.934     47.066     100        6.633


                 % With
FICO Low         Seconds
--------         -------
           500
           525
           575         0      204,851.62
           600         0    2,688,828.72
           620     4.741   62,535,839.92
           640     4.512   68,603,231.23
           660         0   44,438,070.05
           680         0   29,240,251.80
           700         0   37,430,837.43
           725     1.593   22,008,278.83
           750         0    6,038,926.87


II. LTV and DTI

                                              Row - %            Wtd Avg       Wtd Avg   Wtd Avg   Wtd Avg   Wtd Avg
LTV Low              LTV High      DTI    Total Collateral   Curr. Bal./Loan    FICO       DTI       LTV      GWAC     % SFD
-------              --------     -----   ----------------   ---------------   -------   -------   -------   -------   -----
            70.00%       79.99%   > 50%               0.02%       139,214.84       773     51.76    79.959      5.88        0
            80.00%       84.99%   > 50%               0.15%       285,024.33   670.517    54.273        80      6.91   39.725
            85.00%       89.99%   > 50%               0.10%       570,000.00       681     51.19     87.69      7.75      100
            90.00%       94.99%   > 50%
            95.00%       99.99%   > 50%
           100.00%      109.99%   > 50%
           110.00%   max          > 50%



LTV Low              % PUD   % Owner Occ   % Investor   % 2+ family   % Full Doc   % Ltd Doc   % No Doc   % MI   % Int Only
-------              -----   -----------   ----------   -----------   ----------   ---------   --------   ----   ----------
            70.00%     100             0            0             0            0         100          0      0            0
            80.00%       0        84.633       15.367        60.275          100           0          0      0       44.908
            85.00%       0           100            0             0            0         100          0    100            0
            90.00%
            95.00%
           100.00%
           110.00%


                     % With
LTV Low              Seconds
-------              -------
            70.00%         0      139,214.84
            80.00%    84.633      855,072.99
            85.00%         0      570,000.00
            90.00%
            95.00%
           100.00%
           110.00%


III. DTI and FICO

                                              Row - %             Wtd Avg       Wtd Avg   Wtd Avg   Wtd Avg   Wtd Avg
DTI Low              DTI High     FICO    Total Collateral    Curr. Bal./Loan    FICO       DTI       LTV      GWAC      % SFD
-------              --------     ----    ----------------    ---------------   -------   -------   -------   -------    -----
            20.00%       29.99%   < 550               0.07%        198,609.02         0    28.346     70.73       7.2       100
            30.00%       34.99%   < 600
            35.00%       39.99%   < 675               1.03%        263,101.32   654.108    36.985    75.615      6.89     77.54
            40.00%       44.99%   < 675               1.68%        234,889.00   643.406    42.564     75.53      6.97    49.454
            45.00%       49.99%   < 700               1.13%        208,588.10    661.11     46.28    80.654      7.14    46.531
            50.00%       54.99%   < 750               0.30%        292,482.75   654.871    51.098    74.889      6.97    32.481
               56%      max       < 750               0.16%        316,914.85   670.038    54.893    76.418      6.75    35.728



DTI Low              % PUD    % Owner Occ   % Investor   % 2+ family   % Full Doc   % Ltd Doc   % No Doc     % MI    % Int Only
-------              -----    -----------   ----------   -----------   ----------   ---------   --------    ------   ----------
            20.00%        0           100            0             0            0         100          0         0            0
            30.00%
            35.00%    9.255        77.971       22.029        13.206        9.872      90.128          0     0.668       32.852
            40.00%   18.487        71.224       28.776        26.368       15.209      84.791          0     8.507       48.308
            45.00%   29.898        76.858         19.3        23.571       27.807      72.193          0     21.78       63.369
            50.00%   30.252        85.048       14.952        37.268       36.407      63.593          0    32.481       23.648
               56%        0        76.117       23.883        64.272       76.117      23.883          0         0       40.389


                     % With
DTI Low              Seconds
-------              -------
            20.00%         0      397,218.04
            30.00%
            35.00%    23.766    6,051,330.39
            40.00%    35.884    9,865,337.91
            45.00%     28.82    6,674,819.29
            50.00%    14.068    1,754,896.52
               56%    76.117      950,744.55


IV. LIMITED AND STATED DOC

                                 Row - %             Wtd Avg       Wtd Avg   Wtd Avg   Wtd Avg   Wtd Avg
FICO Low         FICO High   Total Collateral    Curr. Bal./Loan    FICO       DTI       LTV      GWAC     % SFD     % PUD
--------         ---------   ----------------    ---------------   -------   -------   -------   -------   -----     -----
           500         524
           525         574
           575         599               0.07%        415,000.00       583     53.12    54.036      6.88        0       100
           600         619               0.29%        285,891.35   605.725    39.845    77.873      7.73   86.009    13.991
           620         639               9.47%        207,156.93   630.082    38.622    78.875      6.61   80.065     3.232
           640         659               9.56%        195,328.17   649.536    35.774    79.133       6.7   78.107     0.227
           660         679              10.15%        202,570.93    669.55    37.958     80.11      6.63    79.53     2.664
           680         699               7.90%        191,426.65   688.806    36.311    79.861      6.58   71.921     5.636
           700         724               8.87%        204,727.08   710.958    36.397    79.329       6.4   69.314     5.586
           725         749               6.45%        194,604.51   736.996    35.706    78.764      6.41   68.668     4.618
           750      max                  7.88%        235,416.42   770.798    36.812    79.898      6.42   63.668     6.257



FICO Low         % Owner Occ   % Investor   % 2+ family   % Full Doc   % Ltd Doc   % No Doc   % MI    % Int Only    % CA     % NY
--------         -----------   ----------   -----------   ----------   ---------   --------   -----   ----------   ------   ------
           500
           525
           575           100            0             0            0         100          0       0          100        0        0
           600        94.274        5.726             0            0         100          0       0       40.808        0   33.672
           620        86.528        9.517        12.009            0         100          0   41.442       7.235   23.623    5.902
           640        79.744       17.809        15.037            0         100          0   42.829       4.565   19.679    8.273
           660        82.001       14.286         11.69            0         100          0   44.583       9.428   17.959   10.938
           680        72.494       23.948        14.485            0         100          0   36.861       11.01   23.952    5.682
           700        75.147       20.156        15.198            0         100          0   30.656      11.356   24.408     8.29
           725        75.152       23.497        14.202            0         100          0   27.234      10.371    24.64    5.822
           750        74.475       23.667        16.459            0         100          0   30.528      11.501   31.159    5.039



FICO Low          % FL
--------         ------
           500
           525
           575       0        415,000.00
           600   13.991     1,715,348.07
           620   12.729    55,725,213.29
           640   12.316    56,254,513.38
           660    8.852    59,758,424.98
           680   11.578    46,516,675.25
           700   12.198    52,205,406.10
           725    8.511    37,947,878.41
           750   10.114    46,377,035.13


V. High LTV LOANS

                              Row - %            Wtd Avg       Wtd Avg   Wtd Avg   Wtd Avg   Wtd Avg
LTV              LTV      Total Collateral   Curr. Bal./Loan    FICO       DTI       LTV      GWAC     % SFD    % PUD
---             ------    ----------------   ---------------   -------   -------   -------   -------   ------  ------
       80.00%    89.99%              31.76%       214,329.51   694.587    36.427    81.848      6.62   70.134   6.051
       90.00%    94.99%              19.43%       173,015.00   688.472    42.549    90.717      7.12   65.939   3.272
       95.00%    99.99%              10.51%       169,414.57   687.195    39.265        95      7.22    81.76   3.522
      100.00%   109.99%
      110.00%    max



LTV             % Owner Occ   % Investor   % 2+ family   % Full Doc   % Ltd Doc   % No Doc   % MI    % Int Only    % CA    % NY
---             -----------   ----------   -----------   ----------   ---------   --------   ----    ----------   ------   -----
       80.00%        77.147       18.061        13.174        6.996       66.67     26.333   28.63       17.576   18.697   8.635
       90.00%        68.682       26.786        21.014        1.407       58.17     40.422     100        5.061    11.01   7.715
       95.00%           100            0         5.577            0      51.133     48.867     100        7.414    5.518   3.745
      100.00%
      110.00%



LTV              % FL    2/28   3/27   5/25
---             ------   ----   ----   ----
       80.00%   13.941      0      0   2.113   186,895,336.04
       90.00%   10.517      0      0    2.28   114,362,915.44
       95.00%   14.917      0      0   1.052    61,836,318.92
      100.00%
      110.00%


VI. IO LOANS

                                 Row - %             Wtd Avg       Wtd Avg   Wtd Avg   Wtd Avg   Wtd Avg
FICO Low         FICO High   Total Collateral    Curr. Bal./Loan    FICO       DTI       LTV      GWAC     % SFD    % PUD
--------         ---------   ----------------    ---------------    ----       ---       ---      ----     -----    -----
           500         524
           525         574
           575         599               0.37%        435,599.18   590.348     53.12    60.569       7.9   73.873   26.127
           600         619               0.15%        224,692.00   605.834    45.678    78.894      8.04   73.297   26.703
           620         639               1.66%        326,141.17   629.041     39.72    71.914      7.43   68.296   16.805
           640         659               1.22%        265,414.71   649.293     32.96    80.726      7.55   56.447   19.521
           660         679               2.12%        254,228.57   670.119    38.812    79.271      7.17   57.718       22
           680         699               1.44%        242,474.64   689.218    36.872    79.088      6.88   54.462   31.995
           700         724               2.01%        281,221.06   709.782    35.664    78.453      6.99   63.722   16.389
           725         749               1.65%        294,139.08   734.574    35.755    81.418       6.8   51.858   29.013
           750      max                  1.71%        288,097.26   772.246    36.976    76.246      6.57   38.462   41.933



FICO Low         % Owner Occ   % Investor   % 2+ family   % Full Doc   % Ltd Doc   % No Doc    % MI    % Int Only    % CA     % NY
--------         -----------   ----------   -----------   ----------   ---------   --------    ----    ----------    ----     ----
           500
           525
           575           100            0             0            0      19.054     80.946        0          100        0        0
           600           100            0             0            0      77.884     22.116        0          100        0    12.35
           620        85.945       14.055        11.844        6.121      41.204     52.675    7.092          100        0   18.124
           640        68.809       31.191        15.552        32.14      35.832     32.028    30.03          100    7.337    6.698
           660        77.764       17.138        14.955        7.701      45.229      47.07    35.35          100   15.397    8.195
           680        76.498       18.789         6.751        4.435      60.346     35.219    12.06          100     8.53   19.171
           700        68.678       25.335        14.469        7.674      50.195     42.131    22.39          100    12.82   14.632
           725        67.813       32.187         5.412       25.617      40.544     33.839    21.11          100   20.265   10.874
           750        69.668       25.771         6.072        28.64      52.897     18.463    10.49          100   32.661    2.658



FICO Low          % FL    2 yr IO   3 yr IO   5 yr IO   10 yr IO
--------         -----    -------   -------   -------   --------
           500
           525
           575    45.91         0         0         0        100    2,177,995.92
           600   26.703         0         0         0        100      898,768.00
           620    5.039         0         0         0        100    9,784,235.19
           640    5.618         0         0         0        100    7,166,197.27
           660   24.544         0         0     0.771     99.229   12,457,200.07
           680    8.442         0         0         0        100    8,486,612.29
           700   20.343         0         0         0        100   11,811,284.45
           725   13.674         0         0         0        100    9,706,589.66
           750    7.202         0         0         0        100   10,083,404.09


VII. SECOND LIEN LOANS (IF ANY)

                                            Row - %             Wtd Avg          Wtd Avg      Wtd Avg     Wtd Avg     Wtd Avg
FICO Low               FICO High       Total Collateral     Curr. Bal./Loan        FICO         DTI        CLTV         GWAC
--------               ---------       ----------------     ---------------      -------      -------     -------     -------

              500          524
              525          574
              575          599
              600          619
              620          639
              640          659
              660          679
              680          699
              700          724
              725          749
              750       max


FICO Low               % SFD      % PUD       % Owner Occ   % Investor     % 2+ family      % Full Doc     % Ltd Doc       % No Doc
--------               -----      -----       -----------   ----------     -----------      ----------     ---------       --------

              500
              525
              575
              600
              620
              640
              660
              680
              700
              725
              750

FICO Low               % MI      % Int Only       % CA        % NY           % FL
--------               ----      ----------       ----        ----           ----

              500
              525
              575
              600
              620
              640
              660
              680
              700
              725
              750


VIII. MANUFACTURED HOME LOANS (IF ANY)

                                                Row - %             Wtd Avg          Wtd Avg      Wtd Avg     Wtd Avg     Wtd Avg
FICO Low                FICO High          Total Collateral     Curr. Bal./Loan        FICO         DTI         LTV         GWAC
--------                ---------          ----------------     ---------------      -------      -------     -------     -------
             500            524
             525            574
             575            599
             600            619
             620            639
             640            659
             660            679
             680            699
             700            724
             725            749
             750         max




FICO Low                % SFD      % PUD       % Owner Occ    % Investor     % 2+ family      % Full Doc     % Ltd Doc    % No Doc
--------                -----      -----       -----------    ----------     -----------      ----------     ---------    --------
             500
             525
             575
             600
             620
             640
             660
             680
             700
             725
             750


FICO Low                % MI      % Int Only  % Land/Home  % Single wide     % CA     % NY      % FL       2/28      3/27       5/25
--------                ----      ----------  -----------  -------------     ----     ----      ----       ----      ----       ----
             500
             525
             575
             600
             620
             640
             660
             680
             700
             725
             750

GSAA 0512
Assumption
Run to Call / Failing trigger from month 1 / 12 month lag
100% Servicer Advancing

Forward Curves / 1st Dollar Loss Breakeven CDR
-----------------------------------------------------------------------------------------------------------------------------------
               Loss Severity = 35%
-----------------------------------------------------------------------------------------------------------------------------------
               PPC                                                      75%                     100%                     135%
M3             CDR                                                    5.83                     6.64                     7.91
               WAL                                                    8.99                     6.99                     5.24
               Initial Excess Spread                               1.73891                  1.73891                  1.73891
               Total Collat Loss (Collat Maturity)   47,037,265.12 (8.09%)    41,760,182.37 (7.18%)    37,357,375.43 (6.42%)
               Total Collat Loss (Tranche Life)      41,737,865.52 (7.18%)    36,633,964.49 (6.30%)    32,319,205.12 (5.56%)
-----------------------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------------------
               PPC                                                      75%                     100%                     135%
M6             CDR                                                    4.23                     4.58                     5.16
               WAL                                                    9.49                     7.41                     5.49
               Initial Excess Spread                               1.73891                  1.73891                  1.73891
               Total Collat Loss (Collat Maturity)   36,101,186.19 (6.21%)    30,431,909.66 (5.23%)    25,668,012.19 (4.41%)
               Total Collat Loss (Tranche Life)      32,045,122.90 (5.51%)    26,726,861.31 (4.60%)    22,148,970.32 (3.81%)
-----------------------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------------------
               PPC                                                      75%                     100%                     135%
B3             CDR                                                    3.19                     3.23                     3.34
               WAL                                                    9.91                     7.66                     5.66
               Initial Excess Spread
               Total Collat Loss (Collat Maturity)   28,283,048.44 (4.86%)    22,285,348.50 (3.83%)    17,222,051.21 (2.96%)
               Total Collat Loss (Tranche Life)      25,166,165.80 (4.33%)    19,545,997.67 (3.36%)    14,822,359.63 (2.55%)
-----------------------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------------------
               Loss Severity = 55%
-----------------------------------------------------------------------------------------------------------------------------------
               PPC                                                      75%                     100%                     135%
M3             CDR                                                    3.55                     4.05                     4.85
               WAL                                                    9.74                     7.49                     5.49
               Initial Excess Spread                               1.73891                  1.73891                  1.73891
               Total Collat Loss (Collat Maturity)   48,803,777.19 (8.39%)    42,910,144.60 (7.38%)    38,141,250.76 (6.56%)
               Total Collat Loss (Tranche Life)      43,362,336.65 (7.46%)    37,644,149.32 (6.47%)    32,833,264.93 (5.65%)
-----------------------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------------------
               PPC                                                      75%                     100%                     135%
M6             CDR                                                    2.63                     2.85                     3.21
               WAL                                                   10.08                     7.74                     5.74
               Initial Excess Spread                               1.73891                  1.73891                  1.73891
               Total Collat Loss (Collat Maturity)   37,421,878.63 (6.44%)    31,236,528.53 (5.37%)    26,077,908.32 (4.48%)
               Total Collat Loss (Tranche Life)      33,270,037.58 (5.72%)    27,399,021.80 (4.71%)    22,548,297.12 (3.88%)
-----------------------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------------------
               PPC                                                      75%                     100%                     135%
B3             CDR                                                    2.02                     2.04                      2.1
               WAL                                                   10.32                     7.91                     5.83
               Initial Excess Spread                               1.73891                  1.73891                  1.73891
               Total Collat Loss (Collat Maturity)   29,422,965.88 (5.06%)    22,890,387.74 (3.94%)    17,450,502.34 (3.00%)
               Total Collat Loss (Tranche Life)      26,185,156.61 (4.50%)    20,066,915.70 (3.45%)    15,039,187.69 (2.59%)
-----------------------------------------------------------------------------------------------------------------------------------


No securities are being offered by these summary materials. If the securities described herein or other securities are ultimately offered, they will be offered only pursuant to a definitive offering circular, and prospective investors who consider purchasing any such securities should make their investment decision based only upon the information provided therein and consultation with their own advisers. This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person.The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed within the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you. Goldman Sachs does not provide accounting, tax or legal advice. Subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind.

GSAA 0512
Assumption
Run to Call / Failing trigger from month 1 / 12 month lag
100% Servicer Advancing

Flat Libor / 1st Dollar Loss Breakeven CDR
-----------------------------------------------------------------------------------------------------------------------------------
               Loss Severity = 35%
-----------------------------------------------------------------------------------------------------------------------------------
               PPC                                                      75%                     100%                     135%
M3             CDR                                                    5.45                     6.39                     7.77
               WAL                                                    9.16                     6.99                     5.24
               Initial Excess Spread                               1.73891                  1.73891                  1.73891
               Total Collat Loss (Collat Maturity)   44,550,747.71 (7.66%)    40,450,643.76 (6.96%)    36,790,892.02 (6.33%)
               Total Collat Loss (Tranche Life)      39,606,976.54 (6.81%)    35,404,694.24 (6.09%)    31,796,266.39 (5.47%)
-----------------------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------------------
               PPC                                                      75%                     100%                     135%
M6             CDR                                                    3.88                     4.34                     5.03
               WAL                                                    9.66                     7.41                     5.49
               Initial Excess Spread                               1.73891                  1.73891                  1.73891
               Total Collat Loss (Collat Maturity)   33,536,772.73 (5.77%)    29,028,065.19 (4.99%)    25,084,532.82 (4.31%)
               Total Collat Loss (Tranche Life)      29,822,134.19 (5.13%)    25,436,615.09 (4.37%)    21,623,782.28 (3.72%)
-----------------------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------------------
               PPC                                                      75%                     100%                     135%
B3             CDR                                                    2.84                     2.99                     3.20
               WAL                                                    9.99                     7.74                     5.74
               Initial Excess Spread                               1.73891                  1.73891                  1.73891
               Total Collat Loss (Collat Maturity)   25,512,551.27 (4.39%)    20,771,012.21 (3.57%)    16,546,711.35 (2.85%)
               Total Collat Loss (Tranche Life)      22,673,994.50 (3.90%)    18,243,629.36 (3.14%)    14,305,977.31 (2.46%)
-----------------------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------------------
              Loss Severity = 55%
-----------------------------------------------------------------------------------------------------------------------------------
               PPC                                                      75%                     100%                     135%
M3             CDR                                                    3.33                     3.89                     4.74
               WAL                                                    9.83                     7.49                     5.58
               Initial Excess Spread                               1.73891                  1.73891                  1.73891
               Total Collat Loss (Collat Maturity)   46,153,194.29 (7.94%)    41,398,928.96 (7.12%)    37,356,308.04 (6.42%)
               Total Collat Loss (Tranche Life)      41,020,264.22 (7.05%)    36,263,238.13 (6.24%)    32,318,509.51 (5.56%)
-----------------------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------------------
               PPC                                                      75%                     100%                     135%
M6             CDR                                                    2.42                      2.7                     3.13
               WAL                                                   10.16                     7.74                     5.74
               Initial Excess Spread                               1.73891                  1.73891                  1.73891
               Total Collat Loss (Collat Maturity)   34,710,525.22 (5.97%)    29,720,388.81 (5.11%)    25,469,035.01 (4.38%)
               Total Collat Loss (Tranche Life)      30,868,583.60 (5.31%)    26,031,147.19 (4.48%)    22,008,019.39 (3.78%)
-----------------------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------------------
               PPC                                                      75%                     100%                     135%
B3             CDR                                                     1.8                     1.89                     2.03
               WAL                                                    10.4                     7.99                     5.83
               Initial Excess Spread                               1.73891                  1.73891                  1.73891
               Total Collat Loss (Collat Maturity)   26,443,896.63 (4.55%)    21,300,984.65 (3.66%)    16,893,184.16 (2.91%)
               Total Collat Loss (Tranche Life)      23,536,040.52 (4.05%)    18,713,288.72 (3.22%)    14,550,654.11 (2.50%)
-----------------------------------------------------------------------------------------------------------------------------------


No securities are being offered by these summary materials. If the securities described herein or other securities are ultimately offered, they will be offered only pursuant to a definitive offering circular, and prospective investors who consider purchasing any such securities should make their investment decision based only upon the information provided therein and consultation with their own advisers. This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person.The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed within the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you. Goldman Sachs does not provide accounting, tax or legal advice. Subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind.

-------------------------------------------------
                   PPC Curve
-------------------------------------------------
        Period                    CPR
=================================================
                1                4.0000000000000
                2                5.7272727272727
                3                7.4545454545455
                4                9.1818181818182
                5               10.9090909090909
                6               12.6363636363636
                7               14.3636363636364
                8               16.0909090909091
                9               17.8181818181818
               10               19.5454545454545
               11               21.2727272727273
               12               23.0000000000000
               13               23.0000000000000
               14               23.0000000000000
               15               23.0000000000000
               16               23.0000000000000
               17               23.0000000000000
               18               23.0000000000000
               19               23.0000000000000
               20               23.0000000000000
               21               23.0000000000000
               22               23.0000000000000
               23               23.0000000000000
               24               23.0000000000000
               25               23.0000000000000
               26               23.0000000000000
               27               23.0000000000000
               28               23.0000000000000
               29               23.0000000000000
               30               23.0000000000000
               31               23.0000000000000
               32               23.0000000000000
               33               23.0000000000000
               34               23.0000000000000
               35               23.0000000000000
               36               23.0000000000000
               37               23.0000000000000
               38               23.0000000000000
               39               23.0000000000000
               40               23.0000000000000
               41               23.0000000000000
               42               23.0000000000000
               43               23.0000000000000
               44               23.0000000000000
               45               23.0000000000000
               46               23.0000000000000
               47               23.0000000000000
               48               23.0000000000000
               49               23.0000000000000
               50               23.0000000000000
               51               23.0000000000000
               52               23.0000000000000
               53               23.0000000000000
               54               23.0000000000000
               55               23.0000000000000
               56               23.0000000000000
               57               23.0000000000000
               58               23.0000000000000
               59               23.0000000000000
               60               23.0000000000000
               61               23.0000000000000
               62               23.0000000000000
               63               23.0000000000000
               64               23.0000000000000
               65               23.0000000000000
               66               23.0000000000000
               67               23.0000000000000
               68               23.0000000000000
               69               23.0000000000000
               70               23.0000000000000
               71               23.0000000000000
               72               23.0000000000000
               73               23.0000000000000
               74               23.0000000000000
               75               23.0000000000000
               76               23.0000000000000
               77               23.0000000000000
               78               23.0000000000000
               79               23.0000000000000
               80               23.0000000000000
               81               23.0000000000000
               82               23.0000000000000
               83               23.0000000000000
               84               23.0000000000000
               85               23.0000000000000
               86               23.0000000000000
               87               23.0000000000000
               88               23.0000000000000
               89               23.0000000000000
               90               23.0000000000000
               91               23.0000000000000
               92               23.0000000000000
               93               23.0000000000000
               94               23.0000000000000
               95               23.0000000000000
               96               23.0000000000000
               97               23.0000000000000
               98               23.0000000000000
               99               23.0000000000000
              100               23.0000000000000
              101               23.0000000000000
              102               23.0000000000000
              103               23.0000000000000
              104               23.0000000000000
              105               23.0000000000000
              106               23.0000000000000
              107               23.0000000000000
              108               23.0000000000000
              109               23.0000000000000
              110               23.0000000000000
              111               23.0000000000000
              112               23.0000000000000
              113               23.0000000000000
              114               23.0000000000000
              115               23.0000000000000
              116               23.0000000000000
              117               23.0000000000000
              118               23.0000000000000
              119               23.0000000000000
              120               23.0000000000000
              121               23.0000000000000
              122               23.0000000000000
              123               23.0000000000000
              124               23.0000000000000
              125               23.0000000000000
              126               23.0000000000000
              127               23.0000000000000
              128               23.0000000000000
              129               23.0000000000000
              130               23.0000000000000
              131               23.0000000000000
              132               23.0000000000000
              133               23.0000000000000
              134               23.0000000000000
              135               23.0000000000000
              136               23.0000000000000
              137               23.0000000000000
              138               23.0000000000000
              139               23.0000000000000
              140               23.0000000000000
              141               23.0000000000000
              142               23.0000000000000
              143               23.0000000000000
              144               23.0000000000000
              145               23.0000000000000
              146               23.0000000000000
              147               23.0000000000000
              148               23.0000000000000
              149               23.0000000000000
              150               23.0000000000000
              151               23.0000000000000
              152               23.0000000000000
              153               23.0000000000000
              154               23.0000000000000
              155               23.0000000000000
              156               23.0000000000000
              157               23.0000000000000
              158               23.0000000000000
              159               23.0000000000000
              160               23.0000000000000
              161               23.0000000000000
              162               23.0000000000000
              163               23.0000000000000
              164               23.0000000000000
              165               23.0000000000000
              166               23.0000000000000
              167               23.0000000000000
              168               23.0000000000000
              169               23.0000000000000
              170               23.0000000000000
              171               23.0000000000000
              172               23.0000000000000
              173               23.0000000000000
              174               23.0000000000000
              175               23.0000000000000
              176               23.0000000000000
              177               23.0000000000000
              178               23.0000000000000
              179               23.0000000000000
              180               23.0000000000000
              181               23.0000000000000
              182               23.0000000000000
              183               23.0000000000000
              184               23.0000000000000
              185               23.0000000000000
              186               23.0000000000000
              187               23.0000000000000
              188               23.0000000000000
              189               23.0000000000000
              190               23.0000000000000
              191               23.0000000000000
              192               23.0000000000000
              193               23.0000000000000
              194               23.0000000000000
              195               23.0000000000000
              196               23.0000000000000
              197               23.0000000000000
              198               23.0000000000000
              199               23.0000000000000
              200               23.0000000000000
              201               23.0000000000000
              202               23.0000000000000
              203               23.0000000000000
              204               23.0000000000000
              205               23.0000000000000
              206               23.0000000000000
              207               23.0000000000000
              208               23.0000000000000
              209               23.0000000000000
              210               23.0000000000000
              211               23.0000000000000
              212               23.0000000000000
              213               23.0000000000000
              214               23.0000000000000
              215               23.0000000000000
              216               23.0000000000000
              217               23.0000000000000
              218               23.0000000000000
              219               23.0000000000000
              220               23.0000000000000
              221               23.0000000000000
              222               23.0000000000000
              223               23.0000000000000
              224               23.0000000000000
              225               23.0000000000000
              226               23.0000000000000
              227               23.0000000000000
              228               23.0000000000000
              229               23.0000000000000
              230               23.0000000000000
              231               23.0000000000000
              232               23.0000000000000
              233               23.0000000000000
              234               23.0000000000000
              235               23.0000000000000
              236               23.0000000000000
              237               23.0000000000000
              238               23.0000000000000
              239               23.0000000000000
              240               23.0000000000000
              241               23.0000000000000
              242               23.0000000000000
              243               23.0000000000000
              244               23.0000000000000
              245               23.0000000000000
              246               23.0000000000000
              247               23.0000000000000
              248               23.0000000000000
              249               23.0000000000000
              250               23.0000000000000
              251               23.0000000000000
              252               23.0000000000000
              253               23.0000000000000
              254               23.0000000000000
              255               23.0000000000000
              256               23.0000000000000
              257               23.0000000000000
              258               23.0000000000000
              259               23.0000000000000
              260               23.0000000000000
              261               23.0000000000000
              262               23.0000000000000
              263               23.0000000000000
              264               23.0000000000000
              265               23.0000000000000
              266               23.0000000000000
              267               23.0000000000000
              268               23.0000000000000
              269               23.0000000000000
              270               23.0000000000000
              271               23.0000000000000
              272               23.0000000000000
              273               23.0000000000000
              274               23.0000000000000
              275               23.0000000000000
              276               23.0000000000000
              277               23.0000000000000
              278               23.0000000000000
              279               23.0000000000000
              280               23.0000000000000
              281               23.0000000000000
              282               23.0000000000000
              283               23.0000000000000
              284               23.0000000000000
              285               23.0000000000000
              286               23.0000000000000
              287               23.0000000000000
              288               23.0000000000000
              289               23.0000000000000
              290               23.0000000000000
              291               23.0000000000000
              292               23.0000000000000
              293               23.0000000000000
              294               23.0000000000000
              295               23.0000000000000
              296               23.0000000000000
              297               23.0000000000000
              298               23.0000000000000
              299               23.0000000000000
              300               23.0000000000000
              301               23.0000000000000
              302               23.0000000000000
              303               23.0000000000000
              304               23.0000000000000
              305               23.0000000000000
              306               23.0000000000000
              307               23.0000000000000
              308               23.0000000000000
              309               23.0000000000000
              310               23.0000000000000
              311               23.0000000000000
              312               23.0000000000000
              313               23.0000000000000
              314               23.0000000000000
              315               23.0000000000000
              316               23.0000000000000
              317               23.0000000000000
              318               23.0000000000000
              319               23.0000000000000
              320               23.0000000000000
              321               23.0000000000000
              322               23.0000000000000
              323               23.0000000000000
              324               23.0000000000000
              325               23.0000000000000
              326               23.0000000000000
              327               23.0000000000000
              328               23.0000000000000
              329               23.0000000000000
              330               23.0000000000000
              331               23.0000000000000
              332               23.0000000000000
              333               23.0000000000000
              334               23.0000000000000
              335               23.0000000000000
              336               23.0000000000000
              337               23.0000000000000
              338               23.0000000000000
              339               23.0000000000000
              340               23.0000000000000
              341               23.0000000000000
              342               23.0000000000000
              343               23.0000000000000
              344               23.0000000000000
              345               23.0000000000000
              346               23.0000000000000
              347               23.0000000000000
              348               23.0000000000000
              349               23.0000000000000
              350               23.0000000000000
              351               23.0000000000000
              352               23.0000000000000
              353               23.0000000000000
              354               23.0000000000000
              355               23.0000000000000
              356               23.0000000000000
              357               23.0000000000000
              358               23.0000000000000
              359               23.0000000000000
              360               23.0000000000000

                                                                           Forward               Libor Flat spike 400bps
-------------------------------------------------------------------------------------------------------------------------------
                      Payment Date         Rate CalculationDate        LIBOR_1MO Vector              LIBOR_1MO Vector
===============================================================================================================================
        1                    11/25/2005                 10/23/2005         3.95208                       3.79630
        2                    12/25/2005                 11/23/2005         4.12573                       3.79630
        3                     1/25/2006                 12/23/2005         4.04627                       3.79630
        4                     2/25/2006                  1/23/2006         4.09739                       3.79630
        5                     3/25/2006                  2/23/2006         4.15434                       3.79630
        6                     4/25/2006                  3/23/2006         4.19470                       3.79630
        7                     5/25/2006                  4/23/2006         4.20867                       3.79630
        8                     6/25/2006                  5/23/2006         4.22075                       3.79630
        9                     7/25/2006                  6/23/2006         4.23538                       3.79630
       10                     8/25/2006                  7/23/2006         4.24677                       3.79630
       11                     9/25/2006                  8/23/2006         4.25859                       3.79630
       12                    10/25/2006                  9/23/2006         4.26951                       3.79630
       13                    11/25/2006                 10/23/2006         4.27358                       7.79630
       14                    12/25/2006                 11/23/2006         4.32655                       7.79630
       15                     1/25/2007                 12/23/2006         4.28370                       7.79630
       16                     2/25/2007                  1/23/2007         4.28806                       7.79630
       17                     3/25/2007                  2/23/2007         4.29445                       7.79630
       18                     4/25/2007                  3/23/2007         4.29943                       7.79630
       19                     5/25/2007                  4/23/2007         4.30288                       7.79630
       20                     6/25/2007                  5/23/2007         4.30519                       7.79630
       21                     7/25/2007                  6/23/2007         4.30988                       7.79630
       22                     8/25/2007                  7/23/2007         4.31264                       7.79630
       23                     9/25/2007                  8/23/2007         4.31626                       7.79630
       24                    10/25/2007                  9/23/2007         4.31979                       7.79630
       25                    11/25/2007                 10/23/2007         4.32314                       7.79630
       26                    12/25/2007                 11/23/2007         4.32658                       7.79630
       27                     1/25/2008                 12/23/2007         4.33157                       7.79630
       28                     2/25/2008                  1/23/2008         4.33602                       7.79630
       29                     3/25/2008                  2/23/2008         4.34204                       7.79630
       30                     4/25/2008                  3/23/2008         4.34861                       7.79630
       31                     5/25/2008                  4/23/2008         4.35447                       7.79630
       32                     6/25/2008                  5/23/2008         4.36166                       7.79630
       33                     7/25/2008                  6/23/2008         4.37001                       7.79630
       34                     8/25/2008                  7/23/2008         4.37777                       7.79630
       35                     9/25/2008                  8/23/2008         4.38510                       7.79630
       36                    10/25/2008                  9/23/2008         4.39039                       7.79630
       37                    11/25/2008                 10/23/2008         4.39835                       7.79630
       38                    12/25/2008                 11/23/2008         4.40355                       7.79630
       39                     1/25/2009                 12/23/2008         4.41074                       7.79630
       40                     2/25/2009                  1/23/2009         4.41712                       7.79630
       41                     3/25/2009                  2/23/2009         4.42604                       7.79630
       42                     4/25/2009                  3/23/2009         4.43295                       7.79630
       43                     5/25/2009                  4/23/2009         4.44112                       7.79630
       44                     6/25/2009                  5/23/2009         4.45026                       7.79630
       45                     7/25/2009                  6/23/2009         4.45819                       7.79630
       46                     8/25/2009                  7/23/2009         4.46763                       7.79630
       47                     9/25/2009                  8/23/2009         4.47579                       7.79630
       48                    10/25/2009                  9/23/2009         4.48299                       7.79630
       49                    11/25/2009                 10/23/2009         4.49224                       7.79630
       50                    12/25/2009                 11/23/2009         4.49828                       7.79630
       51                     1/25/2010                 12/23/2009         4.50726                       7.79630
       52                     2/25/2010                  1/23/2010         4.51463                       7.79630
       53                     3/25/2010                  2/23/2010         4.52437                       7.79630
       54                     4/25/2010                  3/23/2010         4.53252                       7.79630
       55                     5/25/2010                  4/23/2010         4.54219                       7.79630
       56                     6/25/2010                  5/23/2010         4.55186                       7.79630
       57                     7/25/2010                  6/23/2010         4.56133                       7.79630
       58                     8/25/2010                  7/23/2010         4.57257                       7.79630
       59                     9/25/2010                  8/23/2010         4.58156                       7.79630
       60                    10/25/2010                  9/23/2010         4.59287                       7.79630
       61                    11/25/2010                 10/23/2010         4.60377                       7.79630
       62                    12/25/2010                 11/23/2010         4.61144                       7.79630
       63                     1/25/2011                 12/23/2010         4.62140                       7.79630
       64                     2/25/2011                  1/23/2011         4.62913                       7.79630
       65                     3/25/2011                  2/23/2011         4.63873                       7.79630
       66                     4/25/2011                  3/23/2011         4.64603                       7.79630
       67                     5/25/2011                  4/23/2011         4.65520                       7.79630
       68                     6/25/2011                  5/23/2011         4.66119                       7.79630
       69                     7/25/2011                  6/23/2011         4.66899                       7.79630
       70                     8/25/2011                  7/23/2011         4.67636                       7.79630
       71                     9/25/2011                  8/23/2011         4.68360                       7.79630
       72                    10/25/2011                  9/23/2011         4.69277                       7.79630
       73                    11/25/2011                 10/23/2011         4.70225                       7.79630
       74                    12/25/2011                 11/23/2011         4.70891                       7.79630
       75                     1/25/2012                 12/23/2011         4.71838                       7.79630
       76                     2/25/2012                  1/23/2012         4.72453                       7.79630
       77                     3/25/2012                  2/23/2012         4.73223                       7.79630
       78                     4/25/2012                  3/23/2012         4.73931                       7.79630
       79                     5/25/2012                  4/23/2012         4.74658                       7.79630
       80                     6/25/2012                  5/23/2012         4.75297                       7.79630
       81                     7/25/2012                  6/23/2012         4.76099                       7.79630
       82                     8/25/2012                  7/23/2012         4.76543                       7.79630
       83                     9/25/2012                  8/23/2012         4.77270                       7.79630
       84                    10/25/2012                  9/23/2012         4.78076                       7.79630
       85                    11/25/2012                 10/23/2012         4.78791                       7.79630
       86                    12/25/2012                 11/23/2012         4.79430                       7.79630
       87                     1/25/2013                 12/23/2012         4.80189                       7.79630
       88                     2/25/2013                  1/23/2013         4.80769                       7.79630
       89                     3/25/2013                  2/23/2013         4.81534                       7.79630
       90                     4/25/2013                  3/23/2013         4.82315                       7.79630
       91                     5/25/2013                  4/23/2013         4.82828                       7.79630
       92                     6/25/2013                  5/23/2013         4.83527                       7.79630
       93                     7/25/2013                  6/23/2013         4.84305                       7.79630
       94                     8/25/2013                  7/23/2013         4.84838                       7.79630
       95                     9/25/2013                  8/23/2013         4.85558                       7.79630
       96                    10/25/2013                  9/23/2013         4.86319                       7.79630
       97                    11/25/2013                 10/23/2013         4.87088                       7.79630
       98                    12/25/2013                 11/23/2013         4.87775                       7.79630
       99                     1/25/2014                 12/23/2013         4.88378                       7.79630
       100                    2/25/2014                  1/23/2014         4.88967                       7.79630
       101                    3/25/2014                  2/23/2014         4.89697                       7.79630
       102                    4/25/2014                  3/23/2014         4.90386                       7.79630
       103                    5/25/2014                  4/23/2014         4.90906                       7.79630
       104                    6/25/2014                  5/23/2014         4.91524                       7.79630
       105                    7/25/2014                  6/23/2014         4.92190                       7.79630
       106                    8/25/2014                  7/23/2014         4.92707                       7.79630
       107                    9/25/2014                  8/23/2014         4.93395                       7.79630
       108                   10/25/2014                  9/23/2014         4.93924                       7.79630
       109                   11/25/2014                 10/23/2014         4.94745                       7.79630
       110                   12/25/2014                 11/23/2014         4.95182                       7.79630
       111                    1/25/2015                 12/23/2014         4.95850                       7.79630
       112                    2/25/2015                  1/23/2015         4.96382                       7.79630
       113                    3/25/2015                  2/23/2015         4.97185                       7.79630
       114                    4/25/2015                  3/23/2015         4.97689                       7.79630
       115                    5/25/2015                  4/23/2015         4.98334                       7.79630
       116                    6/25/2015                  5/23/2015         4.99045                       7.79630
       117                    7/25/2015                  6/23/2015         4.99574                       7.79630
       118                    8/25/2015                  7/23/2015         5.00266                       7.79630
       119                    9/25/2015                  8/23/2015         5.01017                       7.79630
       120                   10/25/2015                  9/23/2015         5.01752                       7.79630
       121                   11/25/2015                 10/23/2015         5.02650                       7.79630
       122                   12/25/2015                 11/23/2015         5.03081                       7.79630
       123                    1/25/2016                 12/23/2015         5.03820                       7.79630
       124                    2/25/2016                  1/23/2016         5.04504                       7.79630
       125                    3/25/2016                  2/23/2016         5.04822                       7.79630
       126                    4/25/2016                  3/23/2016         5.05390                       7.79630
       127                    5/25/2016                  4/23/2016         5.05960                       7.79630
       128                    6/25/2016                  5/23/2016         5.06185                       7.79630
       129                    7/25/2016                  6/23/2016         5.06637                       7.79630
       130                    8/25/2016                  7/23/2016         5.07000                       7.79630
       131                    9/25/2016                  8/23/2016         5.07332                       7.79630
       132                   10/25/2016                  9/23/2016         5.07897                       7.79630
       133                   11/25/2016                 10/23/2016         5.08480                       7.79630
       134                   12/25/2016                 11/23/2016         5.08775                       7.79630
       135                    1/25/2017                 12/23/2016         5.09414                       7.79630
       136                    2/25/2017                  1/23/2017         5.09681                       7.79630
       137                    3/25/2017                  2/23/2017         5.10121                       7.79630
       138                    4/25/2017                  3/23/2017         5.10564                       7.79630
       139                    5/25/2017                  4/23/2017         5.11049                       7.79630
       140                    6/25/2017                  5/23/2017         5.11334                       7.79630
       141                    7/25/2017                  6/23/2017         5.11779                       7.79630
       142                    8/25/2017                  7/23/2017         5.12155                       7.79630
       143                    9/25/2017                  8/23/2017         5.12605                       7.79630
       144                   10/25/2017                  9/23/2017         5.13251                       7.79630
       145                   11/25/2017                 10/23/2017         5.13638                       7.79630
       146                   12/25/2017                 11/23/2017         5.14029                       7.79630
       147                    1/25/2018                 12/23/2017         5.14545                       7.79630
       148                    2/25/2018                  1/23/2018         5.14761                       7.79630
       149                    3/25/2018                  2/23/2018         5.15150                       7.79630
       150                    4/25/2018                  3/23/2018         5.15440                       7.79630
       151                    5/25/2018                  4/23/2018         5.15735                       7.79630
       152                    6/25/2018                  5/23/2018         5.15918                       7.79630
       153                    7/25/2018                  6/23/2018         5.16256                       7.79630
       154                    8/25/2018                  7/23/2018         5.16187                       7.79630
       155                    9/25/2018                  8/23/2018         5.16583                       7.79630
       156                   10/25/2018                  9/23/2018         5.17059                       7.79630
       157                   11/25/2018                 10/23/2018         5.17382                       7.79630
       158                   12/25/2018                 11/23/2018         5.17606                       7.79630
       159                    1/25/2019                 12/23/2018         5.17933                       7.79630
       160                    2/25/2019                  1/23/2019         5.18029                       7.79630
       161                    3/25/2019                  2/23/2019         5.18304                       7.79630
       162                    4/25/2019                  3/23/2019         5.18508                       7.79630
       163                    5/25/2019                  4/23/2019         5.18399                       7.79630
       164                    6/25/2019                  5/23/2019         5.18504                       7.79630
       165                    7/25/2019                  6/23/2019         5.18603                       7.79630
       166                    8/25/2019                  7/23/2019         5.18401                       7.79630
       167                    9/25/2019                  8/23/2019         5.18558                       7.79630
       168                   10/25/2019                  9/23/2019         5.18784                       7.79630
       169                   11/25/2019                 10/23/2019         5.18979                       7.79630
       170                   12/25/2019                 11/23/2019         5.19062                       7.79630
       171                    1/25/2020                 12/23/2019         5.19067                       7.79630
       172                    2/25/2020                  1/23/2020         5.19112                       7.79630
       173                    3/25/2020                  2/23/2020         5.19273                       7.79630
       174                    4/25/2020                  3/23/2020         5.19099                       7.79630
       175                    5/25/2020                  4/23/2020         5.19079                       7.79630
       176                    6/25/2020                  5/23/2020         5.19057                       7.79630
       177                    7/25/2020                  6/23/2020         5.18815                       7.79630
       178                    8/25/2020                  7/23/2020         5.18729                       7.79630
       179                    9/25/2020                  8/23/2020         5.18676                       7.79630
       180                   10/25/2020                  9/23/2020         5.18665                       7.79630
       181                   11/25/2020                 10/23/2020         5.18838                       7.79630
       182                   12/25/2020                 11/23/2020         5.18594                       7.79630
       183                    1/25/2021                 12/23/2020         5.18756                       7.79630
       184                    2/25/2021                  1/23/2021         5.18652                       7.79630
       185                    3/25/2021                  2/23/2021         5.18806                       7.79630
       186                    4/25/2021                  3/23/2021         5.18694                       7.79630
       187                    5/25/2021                  4/23/2021         5.18765                       7.79630
       188                    6/25/2021                  5/23/2021         5.18756                       7.79630
       189                    7/25/2021                  6/23/2021         5.18705                       7.79630
       190                    8/25/2021                  7/23/2021         5.18799                       7.79630
       191                    9/25/2021                  8/23/2021         5.18590                       7.79630
       192                   10/25/2021                  9/23/2021         5.18713                       7.79630
       193                   11/25/2021                 10/23/2021         5.18680                       7.79630
       194                   12/25/2021                 11/23/2021         5.18496                       7.79630
       195                    1/25/2022                 12/23/2021         5.18569                       7.79630
       196                    2/25/2022                  1/23/2022         5.18414                       7.79630
       197                    3/25/2022                  2/23/2022         5.18479                       7.79630
       198                    4/25/2022                  3/23/2022         5.18389                       7.79630
       199                    5/25/2022                  4/23/2022         5.18441                       7.79630
       200                    6/25/2022                  5/23/2022         5.18193                       7.79630
       201                    7/25/2022                  6/23/2022         5.18240                       7.79630
       202                    8/25/2022                  7/23/2022         5.18204                       7.79630
       203                    9/25/2022                  8/23/2022         5.18017                       7.79630
       204                   10/25/2022                  9/23/2022         5.18013                       7.79630
       205                   11/25/2022                 10/23/2022         5.17999                       7.79630
       206                   12/25/2022                 11/23/2022         5.17724                       7.79630
       207                    1/25/2023                 12/23/2022         5.17816                       7.79630
       208                    2/25/2023                  1/23/2023         5.17533                       7.79630
       209                    3/25/2023                  2/23/2023         5.17474                       7.79630
       210                    4/25/2023                  3/23/2023         5.17409                       7.79630
       211                    5/25/2023                  4/23/2023         5.17370                       7.79630
       212                    6/25/2023                  5/23/2023         5.17144                       7.79630
       213                    7/25/2023                  6/23/2023         5.17100                       7.79630
       214                    8/25/2023                  7/23/2023         5.16974                       7.79630
       215                    9/25/2023                  8/23/2023         5.16808                       7.79630
       216                   10/25/2023                  9/23/2023         5.16782                       7.79630
       217                   11/25/2023                 10/23/2023         5.16529                       7.79630
       218                   12/25/2023                 11/23/2023         5.16354                       7.79630
       219                    1/25/2024                 12/23/2023         5.16318                       7.79630
       220                    2/25/2024                  1/23/2024         5.16022                       7.79630
       221                    3/25/2024                  2/23/2024         5.15983                       7.79630
       222                    4/25/2024                  3/23/2024         5.15889                       7.79630
       223                    5/25/2024                  4/23/2024         5.15540                       7.79630
       224                    6/25/2024                  5/23/2024         5.15454                       7.79630
       225                    7/25/2024                  6/23/2024         5.15385                       7.79630
       226                    8/25/2024                  7/23/2024         5.15057                       7.79630
       227                    9/25/2024                  8/23/2024         5.14918                       7.79630
       228                   10/25/2024                  9/23/2024         5.14768                       7.79630
       229                   11/25/2024                 10/23/2024         5.14608                       7.79630
       230                   12/25/2024                 11/23/2024         5.14369                       7.79630
       231                    1/25/2025                 12/23/2024         5.14099                       7.79630
       232                    2/25/2025                  1/23/2025         5.13872                       7.79630
       233                    3/25/2025                  2/23/2025         5.13780                       7.79630
       234                    4/25/2025                  3/23/2025         5.13596                       7.79630
       235                    5/25/2025                  4/23/2025         5.13269                       7.79630
       236                    6/25/2025                  5/23/2025         5.13091                       7.79630
       237                    7/25/2025                  6/23/2025         5.12934                       7.79630
       238                    8/25/2025                  7/23/2025         5.12628                       7.79630
       239                    9/25/2025                  8/23/2025         5.12508                       7.79630
       240                   10/25/2025                  9/23/2025         5.12229                       7.79630
       241                   11/25/2025                 10/23/2025         5.12236                       7.79630
       242                   12/25/2025                 11/23/2025         5.11847                       7.79630
       243                    1/25/2026                 12/23/2025         5.11760                       7.79630
       244                    2/25/2026                  1/23/2026         5.11529                       7.79630
       245                    3/25/2026                  2/23/2026         5.11545                       7.79630
       246                    4/25/2026                  3/23/2026         5.11231                       7.79630
       247                    5/25/2026                  4/23/2026         5.11109                       7.79630
       248                    6/25/2026                  5/23/2026         5.11014                       7.79630
       249                    7/25/2026                  6/23/2026         5.10743                       7.79630
       250                    8/25/2026                  7/23/2026         5.10656                       7.79630
       251                    9/25/2026                  8/23/2026         5.10491                       7.79630
       252                   10/25/2026                  9/23/2026         5.10294                       7.79630
       253                   11/25/2026                 10/23/2026         5.10237                       7.79630
       254                   12/25/2026                 11/23/2026         5.09898                       7.79630
       255                    1/25/2027                 12/23/2026         5.09853                       7.79630
       256                    2/25/2027                  1/23/2027         5.09592                       7.79630
       257                    3/25/2027                  2/23/2027         5.09582                       7.79630
       258                    4/25/2027                  3/23/2027         5.09317                       7.79630
       259                    5/25/2027                  4/23/2027         5.09236                       7.79630
       260                    6/25/2027                  5/23/2027         5.09079                       7.79630
       261                    7/25/2027                  6/23/2027         5.08889                       7.79630
       262                    8/25/2027                  7/23/2027         5.08838                       7.79630
       263                    9/25/2027                  8/23/2027         5.08506                       7.79630
       264                   10/25/2027                  9/23/2027         5.08467                       7.79630
       265                   11/25/2027                 10/23/2027         5.08414                       7.79630
       266                   12/25/2027                 11/23/2027         5.08013                       7.79630
       267                    1/25/2028                 12/23/2027         5.08014                       7.79630
       268                    2/25/2028                  1/23/2028         5.07863                       7.79630
       269                    3/25/2028                  2/23/2028         5.07646                       7.79630
       270                    4/25/2028                  3/23/2028         5.07539                       7.79630
       271                    5/25/2028                  4/23/2028         5.07462                       7.79630
       272                    6/25/2028                  5/23/2028         5.07209                       7.79630
       273                    7/25/2028                  6/23/2028         5.07138                       7.79630
       274                    8/25/2028                  7/23/2028         5.06991                       7.79630
       275                    9/25/2028                  8/23/2028         5.06812                       7.79630
       276                   10/25/2028                  9/23/2028         5.06771                       7.79630
       277                   11/25/2028                 10/23/2028         5.06518                       7.79630
       278                   12/25/2028                 11/23/2028         5.06346                       7.79630
       279                    1/25/2029                 12/23/2028         5.06312                       7.79630
       280                    2/25/2029                  1/23/2029         5.06033                       7.79630
       281                    3/25/2029                  2/23/2029         5.05972                       7.79630
       282                    4/25/2029                  3/23/2029         5.05836                       7.79630
       283                    5/25/2029                  4/23/2029         5.05734                       7.79630
       284                    6/25/2029                  5/23/2029         5.05562                       7.79630
       285                    7/25/2029                  6/23/2029         5.05561                       7.79630
       286                    8/25/2029                  7/23/2029         5.05211                       7.79630
       287                    9/25/2029                  8/23/2029         5.05154                       7.79630
       288                   10/25/2029                  9/23/2029         5.05089                       7.79630
       289                   11/25/2029                 10/23/2029         5.04916                       7.79630
       290                   12/25/2029                 11/23/2029         5.04716                       7.79630
       291                    1/25/2030                 12/23/2029         5.04657                       7.79630
       292                    2/25/2030                  1/23/2030         5.04425                       7.79630
       293                    3/25/2030                  2/23/2030         5.04405                       7.79630
       294                    4/25/2030                  3/23/2030         5.04340                       7.79630
       295                    5/25/2030                  4/23/2030         5.04036                       7.79630
       296                    6/25/2030                  5/23/2030         5.03985                       7.79630
       297                    7/25/2030                  6/23/2030         5.03959                       7.79630
       298                    8/25/2030                  7/23/2030         5.03690                       7.79630
       299                    9/25/2030                  8/23/2030         5.03589                       7.79630
       300                   10/25/2030                  9/23/2030         5.03477                       7.79630
       301                   11/25/2030                 10/23/2030         5.03360                       7.79630
       302                   12/25/2030                 11/23/2030         5.03172                       7.79630
       303                    1/25/2031                 12/23/2030         5.02956                       7.79630
       304                    2/25/2031                  1/23/2031         5.02782                       7.79630
       305                    3/25/2031                  2/23/2031         5.02743                       7.79630
       306                    4/25/2031                  3/23/2031         5.02624                       7.79630
       307                    5/25/2031                  4/23/2031         5.02369                       7.79630
       308                    6/25/2031                  5/23/2031         5.02260                       7.79630
       309                    7/25/2031                  6/23/2031         5.02177                       7.79630
       310                    8/25/2031                  7/23/2031         5.01954                       7.79630
       311                    9/25/2031                  8/23/2031         5.01871                       7.79630
       312                   10/25/2031                  9/23/2031         5.01615                       7.79630
       313                   11/25/2031                 10/23/2031         5.01634                       7.79630
       314                   12/25/2031                 11/23/2031         5.01270                       7.79630
       315                    1/25/2032                 12/23/2031         5.01196                       7.79630
       316                    2/25/2032                  1/23/2032         5.01014                       7.79630
       317                    3/25/2032                  2/23/2032         5.00966                       7.79630
       318                    4/25/2032                  3/23/2032         5.00708                       7.79630
       319                    5/25/2032                  4/23/2032         5.00627                       7.79630
       320                    6/25/2032                  5/23/2032         5.00472                       7.79630
       321                    7/25/2032                  6/23/2032         5.00283                       7.79630
       322                    8/25/2032                  7/23/2032         5.00228                       7.79630
       323                    9/25/2032                  8/23/2032         4.99901                       7.79630
       324                   10/25/2032                  9/23/2032         4.99855                       7.79630
       325                   11/25/2032                 10/23/2032         4.99794                       7.79630
       326                   12/25/2032                 11/23/2032         4.99396                       7.79630
       327                    1/25/2033                 12/23/2032         4.99387                       7.79630
       328                    2/25/2033                  1/23/2033         4.99133                       7.79630
       329                    3/25/2033                  2/23/2033         4.99085                       7.79630
       330                    4/25/2033                  3/23/2033         4.98894                       7.79630
       331                    5/25/2033                  4/23/2033         4.98836                       7.79630
       332                    6/25/2033                  5/23/2033         4.98507                       7.79630
       333                    7/25/2033                  6/23/2033         4.98458                       7.79630
       334                    8/25/2033                  7/23/2033         4.98330                       7.79630
       335                    9/25/2033                  8/23/2033         4.98069                       7.79630
       336                   10/25/2033                  9/23/2033         4.97982                       7.79630
       337                   11/25/2033                 10/23/2033         4.97884                       7.79630
       338                   12/25/2033                 11/23/2033         4.97554                       7.79630
       339                    1/25/2034                 12/23/2033         4.97566                       7.79630
       340                    2/25/2034                  1/23/2034         4.97235                       7.79630
       341                    3/25/2034                  2/23/2034         4.97121                       7.79630
       342                    4/25/2034                  3/23/2034         4.97000                       7.79630
       343                    5/25/2034                  4/23/2034         4.96906                       7.79630
       344                    6/25/2034                  5/23/2034         4.96642                       7.79630
       345                    7/25/2034                  6/23/2034         4.96553                       7.79630
       346                    8/25/2034                  7/23/2034         4.96389                       7.79630
       347                    9/25/2034                  8/23/2034         4.96193                       7.79630
       348                   10/25/2034                  9/23/2034         4.96129                       7.79630
       349                   11/25/2034                 10/23/2034         4.95859                       7.79630
       350                   12/25/2034                 11/23/2034         4.95668                       7.79630
       351                    1/25/2035                 12/23/2034         4.95607                       7.79630
       352                    2/25/2035                  1/23/2035         4.95311                       7.79630
       353                    3/25/2035                  2/23/2035         4.95224                       7.79630
       354                    4/25/2035                  3/23/2035         4.95063                       7.79630
       355                    5/25/2035                  4/23/2035         4.94933                       7.79630
       356                    6/25/2035                  5/23/2035         4.94735                       7.79630
       357                    7/25/2035                  6/23/2035         4.94667                       7.79630
       358                    8/25/2035                  7/23/2035         4.94362                       7.79630
       359                    9/25/2035                  8/23/2035         4.94193                       7.79630
       360                   10/25/2035                  9/23/2035         4.94030                       7.79630
-------------------------------------------------------------------------------------------------------------------------------

----------------------------------
      Index            Rate
----------------------------------
    LIBOR_1MO         3.7963
----------------------------------

Deal Name Here                                                                                                          Index
*** Please fill in the WAL's & Windows for the bottom 4 scenarios (only) ***                                          LIBOR_1MO
                                                                            AF4 - Aaa/AAA

NO PREPAY STRESS

                                  Prepay Assumptions           0.50x Base Case           1.00x Base Case           2.00x Base Case
Loss Severity: 40%
Recovery Delay: 12 months

                              % Cum Loss Yield Break   149,019,256.50 (25.63%)   110,937,714.26 (19.08%)    81,090,462.92 (13.95%)
                                   CDR - Yield Break                     22.52                     23.00                     28.80


                     % Cum Loss 1st $ Principal Loss    74,770,164.88 (12.86%)    64,375,558.32 (11.07%)    65,072,785.37 (11.19%)
                          CDR - 1st $ Principal Loss                      6.76                     10.47                     21.92




Loss Severity: 60%
Recovery Delay: 12 months

                              % Cum Loss Yield Break   179,941,386.94 (30.95%)   123,105,599.96 (21.17%)    84,460,919.39 (14.52%)
                                   CDR - Yield Break                     14.30                     14.54                     18.44


                     % Cum Loss 1st $ Principal Loss    78,055,255.06 (13.42%)    65,067,313.88 (11.19%)    65,482,749.25 (11.26%)
                          CDR - 1st $ Principal Loss                      4.21                      6.43                     13.74



Loss Severity: 40%
Recovery Delay: 12 months. NO ADVANCE

                              % Cum Loss Yield Break   139,166,376.85 (23.93%)   101,156,719.73 (17.40%)    72,516,201.70 (12.47%)
                                   CDR - Yield Break                     19.27                     19.83                     25.03


                     % Cum Loss 1st $ Principal Loss    65,946,219.57 (11.34%)     56,623,625.64 (9.74%)     57,673,727.94 (9.92%)
                          CDR - 1st $ Principal Loss                      5.70                      8.89                     18.97




Loss Severity: 60%
Recovery Delay: 12 months. NO ADVANCE

                              % Cum Loss Yield Break   169,654,364.25 (29.18%)   114,987,517.62 (19.77%)    78,045,710.82 (13.42%)
                                   CDR - Yield Break                     12.85                     13.22                     16.81
                                                 WAL                      6.37                      4.37                      2.52
                                    Principal Window             Jan08 - May14             Dec07 - Jun11             Aug07 - Oct08
                     % Cum Loss 1st $ Principal Loss    71,337,135.32 (12.27%)    59,595,245.44 (10.25%)    60,777,182.81 (10.45%)
                          CDR - 1st $ Principal Loss                      3.77                      5.80                     12.63
                                                 WAL                     10.57                      4.66                      2.08
                                    Principal Window             Dec13 - Feb18             Jul09 - Jun12             Jul07 - Nov08


                                                                  Rate
                                                                 3.7963

                                  Prepay Assumptions           3.00x Base Case
Loss Severity: 40%
Recovery Delay: 12 months

                              % Cum Loss Yield Break    86,164,590.97 (14.82%)
                                   CDR - Yield Break                     48.06




                     % Cum Loss 1st $ Principal Loss    72,380,400.62 (12.45%)
                          CDR - 1st $ Principal Loss                     39.72




Loss Severity: 60%
Recovery Delay: 12 months


                              % Cum Loss Yield Break    91,852,305.57 (15.80%)
                                   CDR - Yield Break                     33.12




                     % Cum Loss 1st $ Principal Loss    78,051,934.37 (13.42%)
                          CDR - 1st $ Principal Loss                     27.79






Loss Severity: 40%
Recovery Delay: 12 months. NO ADVANCE


                              % Cum Loss Yield Break    76,011,245.46 (13.07%)
                                   CDR - Yield Break                      41.9




                     % Cum Loss 1st $ Principal Loss    65,045,691.94 (11.19%)
                          CDR - 1st $ Principal Loss                     35.36


Loss Severity: 60%
Recovery Delay: 12 months. NO ADVANCE

                              % Cum Loss Yield Break    85,700,391.28 (14.74%)
                                   CDR - Yield Break                     30.73
                                                 WAL                      1.44
                                    Principal Window             Dec06 - Aug07
                     % Cum Loss 1st $ Principal Loss    72,820,806.39 (12.52%)
                          CDR - 1st $ Principal Loss                     25.80
                                                 WAL                      1.30
                                    Principal Window             Nov06 - Aug07
--------------------------------------------------------------------------------
                                       Average Life:
                                     Window (Dates):
--------------------------------------------------------------------------------

No securities are being offered by these summary materials. If the securities described herein or other securities are ultimately offered, they will be offered only pursuant to a definitive offering circular, and prospective investors who consider purchasing any such securities should make their investment decision based only upon the information provided therein and consultation with their own advisers. This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person.The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you. Goldman Sachs does not provide accounting, tax or legal advice. Subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind. The securities will not be registered under the Securities Act of 1933 and will be offered and sold only to qualified institutional buyers in reliance on Rule 144A under the Securities Act of 1933, Institutional Accredited Investors and non-U.S. Persons under Regulation S of the Securities Act of 1933.

Deal Name Here                                                                                                        Index
*** Please fill in the WAL's & Windows for the bottom 4 scenarios (only) ***                                        LIBOR_1MO
                                                                             M2 - Aa2/AA+

NO PREPAY STRESS

                                  Prepay Assumptions           0.50x Base Case           1.00x Base Case           2.00x Base Case
Loss Severity: 40%
Recovery Delay: 12 months

                              % Cum Loss Yield Break    64,273,321.63 (11.05%)     48,183,749.41 (8.29%)     39,602,540.53 (6.81%)
                                   CDR - Yield Break                      5.51                      7.29                     12.31
                     % Cum Loss 1st $ Principal Loss    60,109,149.82 (10.34%)     45,638,013.82 (7.85%)     38,306,362.59 (6.59%)
                          CDR - 1st $ Principal Loss                      5.05                      6.83                     11.86


Loss Severity: 60%
Recovery Delay: 12 months

                              % Cum Loss Yield Break    67,380,114.89 (11.59%)     49,344,175.27 (8.49%)     40,130,442.80 (6.90%)
                                   CDR - Yield Break                      3.52                      4.67                      8.00
                     % Cum Loss 1st $ Principal Loss    62,844,447.53 (10.81%)     46,429,541.32 (7.98%)     38,732,460.80 (6.66%)
                          CDR - 1st $ Principal Loss                      3.24                      4.36                      7.70

Loss Severity: 40%
Recovery Delay: 12 months. NO ADVANCE

                              % Cum Loss Yield Break     56,729,505.33 (9.76%)     42,520,019.72 (7.31%)     35,712,578.74 (6.14%)
                                   CDR - Yield Break                      4.69                      6.28                     10.97
                     % Cum Loss 1st $ Principal Loss     53,036,324.04 (9.12%)     40,141,090.08 (6.90%)     34,533,527.50 (5.94%)
                          CDR - 1st $ Principal Loss                      4.31                      5.87                     10.57


Loss Severity: 60%
Recovery Delay: 12 months. NO ADVANCE

                              % Cum Loss Yield Break    61,699,585.01 (10.61%)     45,098,771.85 (7.76%)     37,279,779.91 (6.41%)
                                   CDR - Yield Break                      3.17                      4.22                      7.39
                                                 WAL                     11.56                       6.7                      3.15
                                    Principal Window             Jun18 - Jun18             Sep12 - Sep12             Dec08 - Dec08
                     % Cum Loss 1st $ Principal Loss     57,516,616.32 (9.89%)     42,504,259.70 (7.31%)     35,582,355.84 (6.12%)
                          CDR - 1st $ Principal Loss                      2.92                      3.95                      7.03
                                                 WAL                     12.82                      6.99                      3.24
                                    Principal Window             Aug18 - Aug18             Oct12 - Oct12             Jan09 - Jan09


                                                                   Rate
                                                                  3.7963

                                  Prepay Assumptions           3.00x Base Case
Loss Severity: 40%
Recovery Delay: 12 months

                              % Cum Loss Yield Break     40,562,877.12 (6.98%)
                                   CDR - Yield Break                     21.31
                     % Cum Loss 1st $ Principal Loss     39,717,317.46 (6.83%)
                          CDR - 1st $ Principal Loss                     20.84


Loss Severity: 60%
Recovery Delay: 12 months

                              % Cum Loss Yield Break     41,669,641.37 (7.17%)
                                   CDR - Yield Break                     14.32
                     % Cum Loss 1st $ Principal Loss     40,803,068.95 (7.02%)
                          CDR - 1st $ Principal Loss                     14.01

Loss Severity: 40%
Recovery Delay: 12 months. NO ADVANCE

                              % Cum Loss Yield Break     36,860,539.67 (6.34%)
                                   CDR - Yield Break                     19.26
                     % Cum Loss 1st $ Principal Loss     36,097,380.44 (6.21%)
                          CDR - 1st $ Principal Loss                     18.84


Loss Severity: 60%
Recovery Delay: 12 months. NO ADVANCE

                              % Cum Loss Yield Break     39,205,918.57 (6.74%)
                                   CDR - Yield Break                     13.44
                                                 WAL                      1.83
                                    Principal Window             Aug07 - Aug07
                     % Cum Loss 1st $ Principal Loss     38,391,442.37 (6.60%)
                          CDR - 1st $ Principal Loss                     13.15
                                                 WAL                      1.83
                                    Principal Window             Aug07 - Aug07

--------------------------------------------------------------------------------
                                       Average Life:
                                     Window (Dates):
--------------------------------------------------------------------------------

No securities are being offered by these summary materials. If the securities described herein or other securities are ultimately offered, they will be offered only pursuant to a definitive offering circular, and prospective investors who consider purchasing any such securities should make their investment decision based only upon the information provided therein and consultation with their own advisers. This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person.The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you. Goldman Sachs does not provide accounting, tax or legal advice. Subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind. The securities will not be registered under the Securities Act of 1933 and will be offered and sold only to qualified institutional buyers in reliance on Rule 144A under the Securities Act of 1933, Institutional Accredited Investors and non-U.S. Persons under Regulation S of the Securities Act of 1933.

Goldman Sachs                      GSAA 05 12

================================================================================

---------------------------------
State                     Percent
---------------------------------
AK                           0.03
AL                           0.20
AR                           0.30
AZ                           4.95
CA - Northern                7.87
CA - Southern               11.22
CO                           1.93
CT                           2.01
DC                           0.25
DE                           0.34
FL                          11.54
GA                           1.60
HI                           0.36
IA                           0.51
ID                           0.76
IL                           2.65
IN                           0.63
KS                           0.32
KY                           0.26
LA                           1.03
MA                           3.24
MD                           3.29
ME                           0.24
MI                           1.31
MN                           2.31
MO                           0.70
MS                           0.37
MT                           0.26
NC                           1.61
ND                           0.16
NE                           0.12
NH                           0.65
NJ                           4.56
NM                           0.52
NV                           4.30
NY                           7.75
OH                           1.63
OK                           0.33
OR                           1.68
PA                           2.65
RI                           0.48
SC                           1.14
SD                           0.12
TN                           1.12
TX                           3.55
UT                           0.43
VA                           3.34
VT                           0.08
WA                           2.35
WI                           0.66
WV                           0.16
WY                           0.10
---------------------------------
Total:                     100.00
---------------------------------


--------------------------------------------------------------------------------
This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. Neither the issuer of the certificates nor Goldman, Sachs & Co., nor any of their affiliates mak representation as to the accuracy or completeness of the information herein. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptio regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material r the securities and the assets backing any securities discussed herein supersedes all prior information regarding such securities and assets. Any information in this material, whether regarding the assets backing any securities discussed herein or otherwise, is preliminary and will be superseded by the applicable prospectus supplement and any other information subs filed with the SEC. The information contained herein will be superseded by the description of the mortgage pool contained in the prospectus supplement relating to the certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by Goldman, Sachs & Co. In addition, we mutually agree that, su applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind. Further information regarding this material may be obtained upon request.This material is furnished to you solely by Goldman & Co., acting as underwriter and not as agent of the issuer.
--------------------------------------------------------------------------------
                               Sep 20, 2005 09:36                  Page 1  of  1

Silent Second % = 13.73 (piggyback data not available)

State breakout attached.


Disclaimer:

This material has been prepared by the Fixed Income Trading/Sales Department and is not the product of the Fixed Income Research Department. This material is for your private information, and we are not soliciting any action based upon it. Certain transactions, including those involving futures, options and high yield securities, give rise to substantial risk and are not suitable for all investors. Opinions expressed are our present opinions only. The material is based upon information that we consider reliable, but we do not represent that it is accurate or complete, and it should not be relied upon as such. We, or persons involved in the preparation or issuance of this material, may, from time to time, have long or short positions in, and buy or sell, securities, futures or options identical with or related to those mentioned herein. Further information on any of the securities, futures, or options mentioned in this material may be obtained upon request.

Collateral Analysis                                                                                   Total $588,552,885.99


                                              Wtd Avg             Percent of          Wtd Avg                Wtd Avg     Wtd Avg
   FICO Low       FICO High       LTV      Current Balance       Current Balance        GWAC        % MI        FICO         DTI
------------------------------------------------------------------------------------------------------------------------------------
      500            524       > 65%
      525            549       > 65%
      550            574       > 65%
      575            599       > 70%        $204,851.62                  0.03%          7.63           0         585       26.33
      600            624       > 70%         199,226.10                  2.64%          7.09      47.527     619.361       38.81
      625            649       > 70%         195,314.40                 14.14%          6.91      54.688     637.147      37.872
      650            674       > 80%         185,361.01                  9.32%          7.12         100     661.937      39.028
      675            699       > 80%         174,615.97                  6.65%           7.2         100     685.363      39.531
      700            724       > 80%         185,301.18                  6.36%          7.03         100     711.148      36.933
      725            749       > 85%         165,552.82                  3.52%          7.14         100     736.193      45.607
      750            774       > 85%         190,461.18                  2.49%          6.85         100     760.945       33.38
      775            799       > 85%         196,568.06                  1.24%          7.18         100     785.249       37.47
      800            max       > 85%         103,530.59                  0.11%          7.33         100      810.45           0


(TABLE CONTINUED)


                              Wtd Avg
   FICO Low  FICO High    LTV   LTV       % SFD    % PUD    % Owner Occ   % Full Doc  % Ltd Doc  % Stated Doc  % Int Only
------------------------------------------------------------------------------------------------------------------------------------
      500       524    > 65%
      525       549    > 65%
      550       574    > 65%
      575       599    > 70%   74.545         0         0         100          100      0             0            0     $204,851.62
      600       624    > 70%   83.829    84.043     4.977      91.378        5.051      0        62.585       15.947   15,539,635.60
      625       649    > 70%   84.554     78.68     4.553      85.737        3.176      0        64.859        9.108   83,203,932.07
      650       674    > 80%   90.872    76.109     2.545      81.708        0.294      0        65.998        8.206   54,866,858.18
      675       699    > 80%   91.197    70.654     4.455       74.32        1.498      0        56.594        5.751   39,113,976.36
      700       724    > 80%   91.234    63.517      5.57      79.554        1.181      0        42.756        7.064   37,430,837.43
      725       749    > 85%   91.886    64.176     4.475      73.534        3.675      0        47.018        8.569   20,694,101.95
      750       774    > 85%   91.046    67.977         0      74.369            0      0        64.286        2.135   14,665,510.47
      775       799    > 85%   90.937    62.734     2.192      62.954            0      0        57.011        7.377    7,273,018.19
      800       max    > 85%   90.797    62.842         0      51.575            0      0        51.657            0      621,183.53



                                                 Wtd Avg            Percent of         Wtd Avg                 Wtd Avg     Wtd Avg
    LTV Low        LTV High         DTI      Current Balance     Current Balance        GWAC        % MI        FICO         DTI
------------------------------------------------------------------------------------------------------------------------------------
       60%            64%         > 50%
       65%            69%         > 50%        $227,067.15            0.04%             6.25           0         674       55.13
       70%            74%         > 50%
       75%            79%         > 50%
       80%            84%         > 50%         285,024.33            0.15%             6.91           0     670.517      54.273
       85%            89%         > 50%         570,000.00            0.10%             7.75         100         681       51.19
       90%            94%         > 50%
       95%            99%         > 50%
      100%            max         > 50%

(TABLE CONTINUED)

                            Wtd Avg
LTV Low  LTV High    DTI     LTV        % SFD  % PUD   % Owner Occ  % Full Doc  % Ltd Doc % Stated Doc    % Int Only
------------------------------------------------------------------------------------------------------------------------------------
   60%      64%    > 50%
   65%      69%    > 50%       65         0       0              0           0      0          100              0        $227,067.15
   70%      74%    > 50%
   75%      79%    > 50%
   80%      84%    > 50%       80    39.725       0         84.633         100      0            0         44.908         855,072.99
   85%      89%    > 50%    87.69       100       0            100           0      0          100              0         570,000.00
   90%      94%    > 50%
   95%      99%    > 50%
  100%      max    > 50%



                                                 Wtd Avg              Percent of         Wtd Avg                 Wtd Avg     Wtd Avg
    DTI Low        DTI High        FICO      Current Balance       Current Balance        GWAC        % MI        FICO         DTI
------------------------------------------------------------------------------------------------------------------------------------
       20%            24%         < 525
       25%            29%         < 550        $198,609.02              0.07%             7.2           0           0      28.346
       30%            34%         < 575
       35%            39%         < 600
       40%            44%         < 625         244,933.86              0.29%            7.26           0     611.203      42.052
       45%            49%         < 650         211,258.82              0.36%            7.41           0     631.314      46.626
       50%            54%         < 675         272,997.34              0.09%            6.96           0     596.915      52.323
       55%            max         < 700         305,533.58              0.10%            7.04           0     649.492      54.923


(TABLE CONTINUED)


                                Wtd Avg
    DTI Low   DTI High   FICO    LTV        % SFD   % PUD   % Owner Occ   % Full Doc  % Ltd Doc % Stated Doc  % Int Only
------------------------------------------------------------------------------------------------------------------------------------
       20%       24%    < 525    70.73       100        0            100           0      0          100           0     $397,218.04
       25%       29%    < 550
       30%       34%    < 575
       35%       39%    < 600   77.704    40.216   26.532         71.542      26.692      0       73.308      48.462    1,714,537.02
       40%       44%    < 625   76.492        68   22.542         90.871      32.573      0       67.427      60.405    2,112,588.15
       45%       49%    < 650   56.352         0   76.008         76.008           0      0          100      76.008      545,994.68
       50%       54%    < 675   74.426         0        0         62.841      62.841      0       37.159      62.841      611,067.15
       55%       max    < 700



LIMITED AND STATED DOC
                                        Wtd Avg              Percent of        Wtd Avg                 Wtd Avg     Wtd Avg
   FICO Low        FICO High        Current Balance       Current Balance        GWAC        % MI        FICO         DTI
------------------------------------------------------------------------------------------------------------------------------------
       500           524
       525           549
       550           574
       575           599                415,000.00                  0.07%        6.88           0         583       53.12
       600           624                213,153.49                  2.25%        6.73      35.178     619.995      38.432
       625           649                199,821.47                 12.02%        6.65      39.553     636.768      37.255
       650           674                202,701.69                 12.95%        6.67      47.511     662.145      38.127
       675           699                193,534.05                 10.16%        6.56      37.016     686.259      36.197
       700           724                204,727.08                  8.87%         6.4      30.656     710.958      36.397
       725           749                194,604.51                  6.45%        6.41      27.235     736.996      35.706
       750           774                241,045.92                  5.04%        6.41      32.685     761.337      37.147
       775           799                232,401.44                  2.49%        6.43       28.32     784.987      36.356
       800           max                189,736.04                  0.35%        6.47      15.375      805.67      34.987

(TABLE CONTINUED)

                          Wtd Avg
   FICO Low   FICO High    LTV      % SFD   % PUD   % Owner Occ    % Full Doc   % Ltd Doc   % Stated Doc      % Int Only        % CA
------------------------------------------------------------------------------------------------------------------------------------
       500      524
       525      549
       550      574
       575      599        54.036       0      100            100         0       0            100            100                  0
       600      624        77.879  86.665    1.816          87.06         0       0            100         12.777             20.514
       625      649        78.808  79.374    2.727         83.014         0       0            100          5.722             23.902
       650      674        80.572  76.962    1.899         82.165         0       0            100          8.628             16.269
       675      699        79.227  74.838    4.626         74.526         0       0            100          9.602             23.562
       700      724        79.329  69.314    5.586         75.147         0       0            100         11.356             24.408
       725      749        78.764  68.668    4.618         75.152         0       0            100         10.371              24.64
       750      774        80.427   63.35    6.339         72.797         0       0            100         10.694             35.415
       775      799         79.78  66.395    6.983         76.628         0       0            100         11.501             21.669
       800      max        73.209  49.043        0         83.212         0       0            100          22.96             37.272

(TABLE CONTINUED)

   FICO Low   FICO High            % NY           % FL
-----------------------------------------------------------------------------
       500      524
       525      549
       550      574                  0             0               415,000.00
       575      599              9.726          6.87            13,215,516.50
       600      624              6.492        14.262            70,736,801.85
       625      649               9.75          8.81            76,215,834.07
       650      674              7.342        12.082            59,802,022.55
       675      699               8.29        12.198            52,205,406.10
       700      724              5.822         8.511            37,947,878.41
       725      749              4.948         8.736            29,648,648.30
       750      774              5.301        13.292            14,641,290.45
       775      799              4.501         7.398             2,087,096.38
       800      max



IO LOANS
                                Wtd Avg              Percent of         Wtd Avg                Wtd Avg     Wtd Avg     Wtd Avg
   FICO Low    FICO High    Current Balance       Current Balance        GWAC        % MI        FICO         DTI         LTV
------------------------------------------------------------------------------------------------------------------------------------
      500        524
      525        549
      550        574
      575        599                435,599.18             0.37%          7.9           0     590.348       53.12      60.569
      600        624                268,859.08             0.59%         7.63       8.266     618.126       40.25      73.325
      625        649                304,975.96             1.76%          7.4      11.883     635.359      39.578      75.031
      650        674                276,134.92             2.25%         7.26      33.969       663.4      35.425      79.984
      675        699                233,483.73             1.98%         7.03      19.269     685.911      37.098      78.573
      700        724                281,221.06             2.01%         6.99      22.385     709.782      35.664      78.453
      725        749                294,139.08             1.65%          6.8      21.114     734.574      35.755      81.418
      750        774                300,977.36             1.18%         6.58       7.532      764.53      36.967      76.714
      775        799                234,422.22             0.36%         6.69      25.429     781.674      37.315      78.725
      800        max                350,374.91             0.18%         6.33           0     804.142      36.098      68.189


(TABLE CONTINUED)


   FICO Low   FICO High     % SFD      % PUD    % Owner Occ    % Full Doc      % Ltd Doc    % Stated Doc    % Int Only      % CA
------------------------------------------------------------------------------------------------------------------------------------
      500       524
      525       549
      550       574
      575       599           73.873     26.127          100             0          0           19.054         100               0
      600       624           76.227     13.015       87.297         6.148          0           48.312         100               0
      625       649           62.639      23.06       83.732        18.277          0           39.038         100           3.055
      650       674           58.004     19.478       75.742         7.589          0           49.614         100          15.052
      675       699           54.398     28.365       74.057         9.609          0           49.188         100           7.332
      700       724           63.722     16.389       68.678         7.674          0           50.195         100           12.82
      725       749           51.858     29.013       67.813        25.617          0           40.544         100          20.265
      750       774           34.026     52.053       60.497        37.039          0           45.803         100          27.884
      775       799           64.218      29.62       92.606         7.394          0           79.815         100          22.746
      800 max                 15.976          0       84.024        15.976          0           45.589         100          84.024


(TABLE CONTINUED)

   FICO Low     FICO High        % NY           % FL
-------------------------------------------------------------------------------
      500         524
      525         549
      550         574                     0        45.911          2,177,995.92
      575         599                13.934         6.867          3,495,168.00
      600         624                13.476         5.405         10,369,182.46
      625         649                  9.95        18.085         13,254,476.13
      650         674                15.496        14.664         11,674,186.23
      675         699                14.632        20.343         11,811,284.45
      700         724                10.874        13.679          9,706,589.66
      725         749                 3.872         3.814          6,922,479.37
      750         774                     0        21.907          2,109,799.98
      775         799                     0             0          1,051,124.74
      800         max
